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ANNUAL REPORT
DECEMBER 31, 2002

                                                              [UMBRELLA ART TOP]

                          [UMBRELLA ART BOTTOM]
                  MANAGED ASSETS TRUST
                  HIGH YIELD BOND TRUST
                  CAPITAL APPRECIATION FUND
                  MONEY MARKET PORTFOLIO
                  THE TRAVELERS SERIES TRUST:

                  U.S. GOVERNMENT SECURITIES PORTFOLIO
                  SOCIAL AWARENESS STOCK PORTFOLIO
                  UTILITIES PORTFOLIO

[TRAVELERS LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Cityplace
Hartford, CT 06103
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                            LETTER FROM THE CHAIRMAN       [R. JAY GERKEN PHOTO]

                                                        R. JAY GERKEN
                                                        Chairman, President and
                                                        Chief Executive Officer

DEAR SHAREHOLDER,

Please allow me to introduce myself as the new Chairman, President and Chief Executive Officer of Managed Assets
Trust, High Yield Bond Trust, Capital Appreciation Fund,
Money Market Portfolio and The Travelers Series Trust:
U.S. Government Securities Portfolio, Social Awareness
Stock Portfolio and Utilities Portfolio ("Fund(s)")(1), replacing Heath B. McLendon, who has been appointed
Chairman of Salomon Smith Barney Inc.'s new Equity
Research Policy Committee. On behalf of all our shareholders and the Fund's Board of Directors, I would like to extend my deepest gratitude to Heath for his years of service and for his dedication to keeping shareholders' needs as the firm's top priority. I look forward to keeping you informed about the investment perspectives of the Fund's manager by regularly providing you with these shareholder letters in the future.

To better acquaint you with my experience, I am currently a managing director of Salomon Smith Barney
Inc., and I have previously managed the Smith Barney
Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from its inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

Enclosed herein is the annual report for the Funds for the year ended December 31, 2002. In this report, the managers summarize what they believe to be the period's prevailing economic and market conditions and outline the Funds' investment strategy. A detailed summary of the Funds' performance can be found in the appropriate sections that follow. I hope you find this report to be useful and informative.

Performance of the Funds for the Year Ended December 31, 2002
-------------------------------------------------------------        MARKET        SCHEDULE OF
                                                                   COMMENTARY      INVESTMENTS
                                                                   ----------      -----------
Managed Assets Trust............................          (8.60)%       3              11
High Yield Bond Trust...........................           4.57         5              23
Capital Appreciation Fund.......................         (25.09)        6              32
Money Market Portfolio..........................           1.39         8              34
U.S. Government Securities Portfolio............          13.63        49              55
Social Awareness Stock Portfolio................         (24.81)       50              57
Utilities Portfolio.............................         (30.21)       51              60

MARKET OVERVIEW AND OUTLOOK

The year 2002 was a year of extremes for investors. Equity investors experienced great challenges as the period marked the third consecutive year of negative returns for most major equity markets both in the U.S. and abroad. It was also the year that some of the country's largest companies declared bankruptcy and a few highly visible and, during prior times, most admired corporate executives fell from grace amid allegations of fraudulent financial reporting activities. Two thousand and two also will be remembered as a year characterized by chronic discussions of war with Iraq and concerns about the potential for interruptions in oil supplies. Fears of deflation, rising energy prices, a weak U.S. dollar, a growing U.S. trade deficit and a lack of corporate earnings growth also weighed heavily on investors' minds during the year. The combination of these issues prompted many investors to seek out safer havens for their investment capital, particularly in fixed-income securities.

---------------
1 The Funds are underlying investment options of various variable-annuity and life products.
                                                                               1
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This "flight-to-quality" buying resulted in a dramatic increase in the prices of many fixed-income investments, most notably U.S. Treasury securities. While nervous equity investor sentiment propelled the prices of U.S. Treasury markets higher, discoveries of fraudulent accounting practices at several high-profile companies and earnings restatements weighed on the high-yield markets, particularly during the first half of the reporting period.

As the reporting period progressed, questions about the momentum behind an economic recovery lingered in the markets. Citing a need to help the economy out of its "soft patch," the Federal Open Market Committee ("FOMC")(2) reduced the short-term federal funds rate ("fed funds rate")(3) in November, marking a 41-year low for the rate. We anticipate an economic recovery in the U.S. in 2003, albeit a muted one, which we believe could enhance the backdrop for the high-yield and equity markets. Perhaps the most pressing question for investors is whether or not military action in Iraq ensues. Given that this would dramatically affect both the fixed-income and equity markets, our portfolio managers are vigilantly monitoring these developments.

Thank you for your investment in the Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Money Market Portfolio. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ R. Jay Gerken

R. Jay Gerken
Chairman, President and Chief Executive Officer
January 17, 2003

The information provided in these commentaries by the portfolio managers represents the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Portfolios or that the percentage of the Funds' assets in various sectors will remain the same. Please refer to pages 11 through 34 and 55 through 63 for a list and percentage breakdown of the Funds' holdings. Also, please note that any discussion of the Funds' holdings, the Funds' performance and the portfolio managers' views are as of December 31, 2002 and are subject to change.

---------------
2 The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.
3 The fed funds rate is the interest rate that banks with excess reserves at a
  Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
 2
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                             LETTER FROM THE MANAGER

MANAGED ASSETS TRUST

INVESTMENT STRATEGY

The Managed Assets Trust ("Fund") seeks high total return. The Fund seeks to achieve its objective by allocating investments among asset classes, including common stocks, convertible and fixed-income securities, providing for capital growth, capital stability and income. If risk/return characteristics of each asset class are neutral to the other asset classes, the Fund's assets will be invested 60% in stocks and 40% in fixed-income securities.

PERFORMANCE REVIEW

For the year ended December 31, 2002, the Fund returned negative 8.60%.(1) In comparison, the Lehman Government/Credit Bond Index ("Lehman Index")(2) returned 11.04% and the S&P 500 Index(3) returned negative 22.09% for the same period.

PORTFOLIO MANAGER AND MARKET OVERVIEW

The U.S. economy appeared to have barely grown during in the fourth quarter and still followed the same erratic up-and-down pattern that has been in place since late 2001. For 2002 as a whole, however, growth appeared to have registered at approximately 2.6% -- a slow recovery, but a recovery nonetheless. Although the economy is expected to continue to face headwinds ahead, growth is anticipated to be somewhat stronger in 2003 than in 2002.

First-quarter Gross Domestic Product ("GDP")(4) growth was measured at a robust, inventory-driven pace of approximately 5%. Since the 2001 recession was mild by historic measures, the economy still appeared to be operating well below its potential output level and was able to absorb strong growth in the quarter. GDP growth slowed down to 1.1% in the second quarter. Factors contributing to the slowdown included slower consumer spending, a surge in imports, slower inventory adjustment and a decline in state and local government spending. Business investment spending on equipment and software grew in the second quarter for the first time since early 2000.

Amid investors' concerns about reports of fraudulent corporate accounting practices at several high-profile firms and uncertainties about the strength of the U.S. economy, prices of U.S. Treasuries securities benefited from "flight-to-quality" buying as investors sought less-volatile investment alternatives. As the reporting period progressed, questions about the momentum behind an economic recovery lingered in the markets. On November 6, 2002, the Federal Open Market Committee ("FOMC")(5) proceeded to cut the federal funds rate ("fed funds rate")(6) by half a percentage point to a 41-year low of 1.25% after keeping the rate steady for the first 10 months of 2002.

The third quarter was marred by corporate governance scandals and heightened geopolitical risks. The U.S. equity market fell sharply on new fears of a double-dip recession as growing uncertainty was projected into weaker business spending and slower job growth. The requirement during the latter period of 2002 that chief executive officers certify corporate financial statements and anticipation of added fiscal stimulus through more tax cuts triggered a sharp rally in the stock market in the fourth quarter, even as economic growth remained sluggish.

During the first six months of 2002, the earnings and price-momentum models that we use as part of our investment approach, which takes into account estimates for potential upward revisions in corporate earnings, helped mitigate weak performance in the equity component of the Fund. This contributed to the more resilient performance of the Fund's equity component versus the S&P 500 Index (as the equity portion of the Fund retreated less than the S&P 500 Index during this period).

---------------
 1 The performance return cited above does not reflect the reduction of charges and expenses imposed in connection with investing in variable annuity or life contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Fund.
 2 The Lehman Index tracks the performance of the overall bond market and is a broad measure of the performance of government and corporate fixed-rate debt issues. Please note that an investor cannot invest directly in an index.
 3 The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
 4 GDP is a market value of goods and services produced by labor and property in a given country.
 5 The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.
 6 The fed funds rate is the interest rate that banks with excess reserves at a
   Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
                                                                               3
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In the third quarter, concerns over corporate governance led investors to focus on quality of earnings. Our bias toward strong earnings fundamentals helped the Fund outperform the S&P 500 Index during the quarter. However, a speculative rally in low-quality stocks during the fourth quarter hurt the Fund's performance and reduced its margin of outperformance over the S&P 500 Index for the year as a whole. (Note: In contrast to the S&P 500 Index, the Fund includes fixed-income securities.) Overall, our stock selection generated most favorable results in the consumer discretionary and health care sectors, but less favorable performance in the technology sector.

In the consumer discretionary sector, the Fund benefited from its overweighted position relative to the S&P 500 Index in The Procter & Gamble Co. and Apollo Group, Inc., and its underweighted position versus the S&P 500 Index in Clear Channel Communications, Inc. The Procter & Gamble Co. continued to gain business momentum with its new products and aggressive sales initiatives. The stock traded lower during a currency crisis in Argentina and Brazil, but it quickly recovered after several analysts upgraded the stock in consideration of the company's valuation and its diversified client base around the world.

Apollo Group, Inc., which provides higher-education programs for working adults, successfully expanded into new markets with its learning centers and customized training programs. During the past several quarters, the company was able to meet or exceed consensus earnings estimates. As a result, the stock moved higher steadily throughout 2002. Clear Channel Communications, Inc., however, suffered from concerns that growth in radio advertising might be slowing. Amid these concerns and changes in senior management, the company's stock performed poorly.

In the healthcare sector, the Fund's underweighted position in Bristol-Myers Squibb Co. and its overweighted positions in Wellpoint Health Networks, Inc. and Forest Laboratories, Inc. relative to the S&P 500 Index helped the Fund's performance. Forest Laboratories, Inc. benefited from a strong product pipeline with potentially blockbuster therapies in our view. Through the success of several product launches, the company remained highly profitable and generated healthy operating margins. Wellpoint Health Networks, Inc., which operates Blue Cross/Blue Shield health plans, gained share in the national account business through the strength of the national Blue Cross program. Particularly during the third quarter, investors were willing to pay a premium for the company's earnings potential and its upside profit potential via further consolidation within the Blue Cross program. Bristol-Myers Squibb Co. announced that the Securities and Exchange Commission began an inquiry into excess-inventory stocking. The focus of the inquiry was whether the company misled shareholders by improperly inflating sales through excess-inventory stocking.

On the other hand, in the technology sector, the Fund's overweighted positions in Motorola, Inc., Texas Instruments Inc. and Siebel Systems Inc. hurt the Fund's performance. Motorola reduced a significant level of its workforce to compensate for the weak demand of its wireless infrastructure products. The company struggled to divest some of its peripheral products as revenue and profits continued to decline. Similarly, Texas Instruments reported sales and earnings that were below consensus estimates for the final quarter of the year due to sluggish demand for its semiconductor products. Siebel Systems Inc., which develops customer-relationship management software, traded lower due to a drastic reduction in capital expenditure from major corporations. Strong pricing pressure from major software companies led to a significant decline on operating margins and profits.

PORTFOLIO MANAGER MARKET AND FUND OUTLOOK

The possibility of reduced tax rates on dividends and increased allowances for capital losses are expected to be among the key policy issues in the next few weeks. Also, we believe investors will undoubtedly pay attention to financial reports on adjustments to defined benefit pension and employee stock option programs. Although the risks of accounting irregularities have mitigated due to unprecedented scrutiny, geopolitical risks centered on terrorism as well as Iraq and North Korea have intensified. Despite a recent pullback, corporate bond yield spreads(7) (i.e., the difference between yields on corporate bond securities over those on U.S. Treasuries of comparable maturities) have remained high.

We do not believe that the intense risk aversion among investors has derailed the long-term economic recovery, which appears to be progressing gradually and steadily. Nevertheless, investors could face increased market volatility in the next few months as global political events potentially impact oil prices and other economic activities.

---------------
 7 Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.
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The recent recovery in stock prices was led by the performances of lower-quality, higher-risk speculative companies. We have now observed a zig-zag pattern of investor sentiment for several months where bursts of optimism, based on stimulative policy, has alternated with bouts of pessimism, based on prospects of weaker earnings in the short term. It remains to be seen if the current expectation of a continued economic recovery is realized during 2003. We maintain our dual focus on low valuation and rising earnings expectations as key stock-selection parameters during this difficult market environment.

During this period of uncertainty and volatility, we are confident that our dual focus on improving earnings fundamentals and discounted stock valuations will generate results over time, and we continue to screen our research universe of over 1,000 large-cap securities for companies with these two main attributes.

We believe the U.S. economy will improve on a moderate basis in 2003. We anticipate that consumer spending will remain fairly consistent, and that as corporate profits and the economy show improved results, business investment may recover. Although we anticipate that interest rates may rise somewhat in 2003, we expect inflation to remain at relatively benign levels.

Given that prices of bonds typically move inversely to interest rates, we feel that bond prices may therefore come under pressure in anticipation of such a scenario. Despite the aforementioned concerns such as rising interest rates, if inflation levels remained tempered and if no geopolitical events alter our economic outlook, we believe fixed-income securities can offer long-term value on a total return basis as part of a broader, balanced portfolio. Given the recent environment, we are closely watching the course of events in Iraq and other factors that, in our opinion, may potentially influence the direction of interest rates and the U.S. economy.

HIGH YIELD BOND TRUST

INVESTMENT STRATEGY

The High Yield Bond Trust ("Fund") seeks high current income. The Fund normally invests 80% of its assets in below investment-grade bonds and debt securities.(8)

PERFORMANCE REVIEW

For the year ended December 31, 2002, the Fund returned 4.57%.(9) In comparison, the Credit Suisse First Boston Global High Yield Index ("Credit Suisse Index")(10) returned 3.10% for the same period.

PORTFOLIO MANAGER MARKET AND FUND OVERVIEW

The high-yield bond market finished 2002 on an upbeat note, reflecting strong capital inflows and sparse supplies of new issues to the primary market. Many of the highest returns appeared in the bottom-tier/distressed category of the credit markets. Investors bid up many of the issues that they had previously shunned. The top-performing corporate issues (in terms of industry) were telecommunications (wireless communications) and utilities, with a significant portion of supply coming via the "fallen angel" market (i.e., those issues that were in investment-grade territory and had fallen into the high-yield universe). The volume of fallen angels in 2002 is expected to be a major catalyst in the continued growth of the high-yield market.

When the reporting period began, encouraging economic data and large amount of inflows of capital into high-yield mutual funds helped drive the high-yield market higher, despite increased market volatility that ensued following reports of bankruptcies in the corporate sector and corporate integrity concerns. However, the rally proved short-lived as additional reported discoveries of fraudulent accounting practices at several high-profile companies and earnings restatements further weakened investor sentiment. In June, investors' concerns about additional reports of accounting improprieties at some corporations contributed to a yet steeper decline in the high-yield market in June.

---------------
  8 High yield bonds (e.g., non-investment-grade) are subject to additional risks such as the increased risk of default because of the lower credit quality of the issues.
  9 The performance return cited above does not reflect the reduction of charges and expenses imposed in connection with investing in variable annuity or life contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Fund.
 10 The Credit Suisse Index is a measure of performance of a broad universe of high-yield fixed-income securities. Please note that an investor cannot invest directly in an index.
                                                                               5
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As the period progressed, an equity market rally, forecasts of interest rate cuts, declining default rate, bargain hunting for oversold securities and positive flows of capital into mutual funds fueled the high-yield market. Nevertheless, investors remained cautious due to the lack of business spending, low consumer confidence readings, the possibility of war with Iraq and company-specific problems. During this final quarter of 2002, a combination of catalysts, including an equity market rally, improvement in economic data, among other factors, helped improve investor sentiment, and the high-yield market gain momentum.

PORTFOLIO MANAGER MARKET AND FUND OUTLOOK

Although the performance of the high-yield market during the final quarter of 2002 was positive, we continue to believe that it is essential to maintain a strict credit discipline and reject issues that offer slightly higher yields but represent greater credit risk than the broader market. We remain optimistic that we will find opportunities that offer potential long-term values, and we will continue to use our analytical skills to seek out issues with sound fundamentals.

CAPITAL APPRECIATION FUND

INVESTMENT STRATEGY

The Capital Appreciation Fund ("Fund") seeks growth of capital. The Fund normally invests at least 65% of its total assets in equity securities of issuers of any size in any industry.

PERFORMANCE REVIEW

For the year ended December 31, 2002, the Fund returned negative 25.09%.(11) In comparison, the S&P 500 Index returned negative 22.09% and the Russell 2000 Index ("Russell Index")(12) returned negative 20.48% for the same period.

PORTFOLIO MANAGER MARKET AND FUND OVERVIEW

During the last six months of 2002, equity markets reversed their downward trend with a two-month rally over October and November. The boost was short-lived, however, as rising unemployment, higher oil prices and lackluster retail sales sent the markets into a holiday lull. Other issues that affected the outlook for stocks included the ever-widening corporate accounting and integrity scandals, the escalating war on terrorism and the anticipated war in Iraq. These three issues dominated the headlines, resulting in a continued erosion of the public's confidence in the financial markets. Against this backdrop, we have continued to cautiously diversify(13) the Fund's investments in the equity universe within the Fund's parameters.

The Fund's underperformance as compared to the S&P 500 Index was primarily a result of its overweighted position relative to the S&P 500 Index in healthcare services and its underweighted position in the telecommunications and technology sectors relative to the S&P 500 Index. In short, the market's renewed preference for stock of companies with more cyclical upside potential worked against the Fund.

As investors rotated into technology in October and November, we believe they failed to take notice of many healthcare stocks, including Cardinal Health, Inc. and United American Healthcare Corp. (Both stocks have been held in the Fund during the reporting period.) Cardinal Health, Inc. ranks among the world's largest distributors of name-brand and generic pharmaceuticals. We like its business because we believe it is an effective proxy for the increased consumption of pharmaceuticals by an aging population and has a history of providing consistent operating returns, although past performance does not guarantee future results. United American Healthcare continues to profitably grow its enrollment in a geographically diverse collection of healthcare plans, while also managing its own networks' healthcare costs. United American Healthcare has used its profitability to expand its business and return cash to shareholders by repurchasing its shares in the open market.

---------------
11 The performance return cited above does not reflect the reduction of charges and expenses imposed in connection with investing in variable annuity and life contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Fund.
12 The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
13 Diversification does not assure against market losses.
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Though down slightly for the period, Bank of America Corp. has done an excellent job of managing the quality of its loan portfolio during this economic downturn. Its continued focus on integrating past acquisitions, a back-to-basics approach with its retail customers and judicious management of its expense structure has enabled it to become the fifth most profitable company in the country. Like United American Healthcare, it has used this profitability to continue to grow its business while, at the same time, demonstrating high regard for its shareholders by returning capital to them via an aggressive share repurchase program.

Contributing to the Fund's performance was QUALCOMM, Inc. QUALCOMM, Inc. is the inventor of "CDMA" wireless technology, which it licenses to cell phone and infrastructure manufacturers around the world. We believe that CDMA is gaining in stature and that the market for CDMA technologies in general may be larger than first thought by many investors.

We initiated several new investments, including online auctioneer eBay Inc., whose business continues to grow at a rapid pace. On any given day there are more than 12 million auctions taking place on eBay in over 15 broad categories. eBay has become part of the lexicon and has established itself as an increasingly credible medium for individuals and companies looking to buy or sell both new and used goods and services. Autos alone have become a multibillion-dollar business, with a car reportedly being sold every six minutes via eBay. The virtual nature of the service combined with its scale economics has enabled eBay to profitably expand both domestically and globally.

Those stocks held in the Fund during the period that dropped in value during the year included The Home Depot Inc. (consumer discretionary industry), Wells Fargo & Co. (financial) and AmerisourceBergen Corp. (healthcare). While the drug-distribution company Amerisource-Bergen was negatively impacted with the overall life-sciences sector, the company was also hurt as a result of softening top-line growth. During the fourth quarter, the stock of Electronic Arts Inc. also detracted from the Fund's results, declining with stock of other videogame makers. More than half of annual videogame sales generally takes place during the holidays (e.g., at the end of the year). Holiday sales in the fourth quarter of 2002, however, were weaker than expected.

Finally, we purchased more stock than we sold in the Fund during the period, and the Fund's cash position is smaller than it was earlier in 2002. We want to emphasize that the Fund's cash position is a residual of our investment process, and not a macro call on "the market," as some have speculated. Simply put, when we find companies that we believe have improving businesses, impressive financial models and managerial integrity that are trading at compelling valuations, we will invest the Fund's cash. When we are not convinced that these characteristics exist, we are content to wait patiently and continue our search.

PORTFOLIO MANAGER MARKET AND FUND OUTLOOK

The market's move toward generic drugs has sparked controversy among investors. Some believe the market will focus on a slight decrease in revenue growth, because generic drugs are cheaper than their branded peers. If the market follows this train of thought, companies like Cardinal Health, Inc. could suffer. However, others believe the market will see through weaker top-line growth to the higher profit margins and better gross profitability associated with generic drugs, which, therefore, may potentially send these stocks higher. While we tend toward the latter argument, we are wading in slowly and will continue to monitor this tug-of-war.

No recent discussion of the Fund would be complete without an update on our investment in AOL Time Warner Inc. The controversy surrounding AOL Time Warner is generally limited to the AOL division and, to our way of thinking, is somewhat quantifiable. There has been a significant housecleaning at the AOL division. Meanwhile, the other components of AOL Time Warner's business continue to perform at near-record levels. HBO, CNN, TNT, Warner Bros. Filmed Entertainment and Time Warner Cable all continue to meet and/or exceed our expectations. We believe that AOL Time Warner has one of the best collections of media assets, but this situation remains fluid.

Although the Fund's absolute performance for the year remained weak, it improved dramatically from lower levels over the period. We are encouraged by signs that we are beginning to turn the corner.

MONEY MARKET PORTFOLIO

INVESTMENT STRATEGY

The Money Market Portfolio ("Fund") seeks to provide investors with high current return, preservation of capital and liquidity. The Fund is a "money market" fund that invests in high-quality U.S. dollar-denominated money market instruments. Eligible securities must have a remaining maturity of 13 months or less (subject to certain exceptions).
                                                                               7
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Please note that your investment is neither insured nor guaranteed by the
Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund or the Fund could underperform other short-term debt instruments or money-market funds.

PERFORMANCE REVIEW

As of December 31, 2002, the Fund's seven-day current yield was 0.99% and its seven-day effective yield,(14) which reflects compounding, was 1.00%.

PORTFOLIO MANAGER MARKET AND FUND OVERVIEW

The U.S. economy remained vulnerable to shocks and deterioration in the labor market. Businesses intent on restoring profit margins have tried to control costs by trimming head count.

The fourth quarter was tormented by a period of high uncertainty and a sluggish economic environment. Although real GDP for the third quarter had indicated that economic growth accelerated to 4.0%, up from the 1.3% pace during the second quarter, many economists anticipate that the current environment and inconsistent demand will produce near-flat real GDP results in the fourth quarter. This downward trend in GDP reflects the relentless slew of weak economic data that has been released over recent months.

Manufacturing has lost much of its early-year momentum as a result of the softening of consumer demand and cautious approach from businesses about new orders and production. Consequently, for most of the quarter, a purchasing managers index of the Institute for Supply Management ("ISM") remained below 50, indicating a contraction in manufacturing activity. Surprisingly, the rebound in the ISM to 54.7% in December implied an increase in factory output. In November, the unemployment rate increased to 6.00%, returning to its cyclical high recorded in April 2002.

PORTFOLIO MANAGER MARKET AND FUND OUTLOOK

We will continue to monitor the ISM index to help us determine if an upward trend in manufacturing activity has begun. The approach in the portfolio's management will be to maintain a 30-45 day average life weighting (i.e., in terms of maturities). We believe that the U.S. economy may be vulnerable to potential shocks that include a possible spike in oil prices, impending military action in Iraq, further deterioration in the labor market, and renewed terrorism activity in the United States. Any of these events could throw the economy off balance. Therefore, we believe that short-term interest rates are likely to remain unusually low for an extended period of time, as we feel that the U.S. Federal Reserve Board officials will err on the side of monetary accommodation.

Given these considerations, we do not foresee short-term interest rates rising until the fourth quarter of 2003. Hence, given our expectations, we anticipate that money market rates will remain relatively flat throughout 2003. For the year ended December 31, 2002, the Fund returned 1.39%(15) and had an average life of approximately 28 days.

---------------
14 The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Portfolio or the Class is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.
15 The performance return cited above does not reflect the reduction of charges and expenses imposed in connection with investing in variable annuity or life contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Fund.
 8

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- MANAGED ASSETS TRUST AS OF 12/31/02 (UNAUDITED)


            AVERAGE ANNUAL TOTAL RETURNS
            ----------------------------
    Year Ended 12/31/02                    (8.60)%
    Five Years Ended 12/31/02               3.44
    Ten Years Ended 12/31/02                8.30



              CUMULATIVE TOTAL RETURN
              ------------------------
    12/31/92 through 12/31/02             122.03%




This chart assumes an initial investment of $10,000 made on December 31, 1992, assuming reinvestment of dividends, through December 31, 2002. The Lehman Brothers Government/Credit Bond Index, formerly known as Lehman Brothers Government/Corporate Bond Index is a weighted composite of the Lehman Brothers Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years and the Lehman Brothers Credit Bond Index, formerly known as Lehman Brothers Corporate Bond Index, which is comprised of all public fixed-rate non-convertible investment grade domestic corporate debt, excluding collateralized mortgage obligations. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets.
[MANAGED ASSETS TRUST LINE GRAPH]

                                                                 LEHMAN BROTHERS
                                                                GOVERNMENT/CREDIT
                                        MANAGED ASSETS TRUST        BOND INDEX        CONSUMER PRICE INDEX      S&P 500 INDEX
                                        --------------------    -----------------     --------------------      -------------
12/92                                          10000                  10000                  10000                  10000
12/93                                          10933                  11103                  10275                  11005
12/94                                          10688                  10713                  10550                  11150
12/95                                          13586                  12775                  10818                  13594
12/96                                          15458                  13145                  11176                  16714
12/97                                          18753                  14428                  11366                  22290
12/98                                          22774                  15794                  11548                  28696
12/99                                          26012                  15102                  11893                  34731
12/00                                          25592                  16891                  12296                  31570
12/01                                          24292                  18329                  12487                  27820
12/02                                          22203                  20352                  12784                  21673

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- HIGH YIELD BOND TRUST AS OF 12/31/02 (UNAUDITED)


            AVERAGE ANNUAL TOTAL RETURNS
            ----------------------------
    Year Ended 12/31/02                     4.57%
    Five Years Ended 12/31/02               5.18
    Ten Years Ended 12/31/02                8.51



              CUMULATIVE TOTAL RETURN
              ------------------------
    12/31/92 through 12/31/02             126.30%







This chart assumes an initial investment of $10,000 made on December 31, 1992, assuming reinvestment of dividends, through December 31, 2002. The Lehman Brothers Aggregate Bond Index, an unmanaged index, is composed of the Lehman Brothers Intermediate Government/Credit Bond Index, formerly known as Lehman Brothers Intermediate Government/Corporate Bond Index and the Mortgage Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services. The Credit Suisse First Boston Global High Yield Index is a broad-based market measure of high-yield bonds, commonly known as "junk bonds." [HIGH YIELD BOND TRUST LINE GRAPH]

                                                                                                             CREDIT SUISSE FIRST
                                                                 LEHMAN BROTHERS                              BOSTON GLOBAL HIGH
                                       HIGH YIELD BOND TRUST   AGGREGATE BOND INDEX   CONSUMER PRICE INDEX       YIELD INDEX
                                       ---------------------   --------------------   --------------------   -------------------
12/92                                          10000                  10000                  10000                  10000
12/93                                          11401                  10975                  10275                  11562
12/94                                          11257                  10655                  10550                  11540
12/95                                          12998                  12623                  10818                  13696
12/96                                          15084                  13082                  11176                  15164
12/97                                          17583                  14344                  11366                  17079
12/98                                          18736                  15590                  11548                  17129
12/99                                          19564                  15463                  11893                  17890
12/00                                          19753                  17261                  12296                  17273
12/01                                          21640                  18720                  12487                  18274
12/02                                          22630                  20640                  12784                  18842

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- CAPITAL APPRECIATION FUND AS OF 12/31/02 (UNAUDITED)


            AVERAGE ANNUAL TOTAL RETURNS
            ----------------------------
    Year Ended 12/31/02                   (25.09)%
    Five Years Ended 12/31/02               1.42
    Ten Years Ended 12/31/02               10.00



              CUMULATIVE TOTAL RETURN
              ------------------------
    12/31/92 through 12/31/02             159.45%




This chart assumes an initial investment of $10,000 made on December 31, 1992, assuming reinvestment of dividends, through December 31, 2002. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitaled U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

[CAPITAL APPRECIATION FUND LINE GRAPH]

                                        CAPITAL APPRECIATION
                                                FUND              S&P 500 INDEX        RUSSELL 2000 INDEX    CONSUMER PRICE INDEX
                                        --------------------      -------------        ------------------    --------------------
12/92                                          10000                  10000                  10000                  10000
12/93                                          11554                  11005                  11888                  10275
12/94                                          10961                  11150                   4933                  10550
12/95                                          14947                  13594                   6337                  10818
12/96                                          19163                  16714                   7382                  11176
12/97                                          24173                  22290                   9033                  11366
12/98                                          39070                  28696                   8803                  11548
12/99                                          59979                  34731                  10674                  11893
12/00                                          46857                  31570                  10352                  12296
12/01                                          34634                  27820                  10617                  12487
12/02                                          25945                  21673                   8443                  12784

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 2002

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCK -- 57.5%
-----------------------------------------------------------------------------------------------------
ADVERTISING -- 0.1%
         3,348           Omnicom Group Inc. .........................................    $    216,281
-----------------------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 1.4%
        21,143           The Boeing Co. .............................................         697,507
         5,100           General Dynamics Corp. .....................................         404,787
         3,187           Goodrich Corp. .............................................          58,386
        19,300           Honeywell International Inc. ...............................         463,200
        11,454           Lockheed Martin Corp. ......................................         661,469
         3,100           Northrop Grumman Corp. .....................................         300,700
        11,000           Raytheon Co. ...............................................         338,250
         8,322           United Technologies Corp. ..................................         515,465
-----------------------------------------------------------------------------------------------------
                                                                                            3,439,764
-----------------------------------------------------------------------------------------------------
AIRLINES -- 0.1%
        21,100           Southwest Airlines Co. .....................................         293,290
-----------------------------------------------------------------------------------------------------
AUTOMOTIVE -- 0.4%
         4,633           Dana Corp. .................................................          54,484
        27,387           Ford Motor Co. .............................................         254,699
        19,086           General Motors Corp. .......................................         703,510
-----------------------------------------------------------------------------------------------------
                                                                                            1,012,693
-----------------------------------------------------------------------------------------------------
BANKS -- 4.4%
        31,998           Bank of America Corp. ......................................       2,226,101
        13,026           The Bank of New York Co., Inc. .............................         312,103
        26,795           Bank One Corp. .............................................         979,357
         4,621           BB&T Corp. .................................................         170,931
         3,934           Capital One Financial Corp. ................................         116,918
         1,269           Comerica Inc. ..............................................          54,872
         6,023           Fifth Third Bancorp.........................................         352,647
        23,462           FleetBoston Financial Corp. ................................         570,127
         6,001           Golden West Financial Corp. ................................         430,932
         7,072           Mellon Financial Corp. .....................................         184,650
        20,483           National City Corp. ........................................         559,596
         4,463           Northern Trust Corp. .......................................         156,428
         5,782           PNC Financial Services Group................................         242,266
        21,880           Providian Financial Corp. (a)...............................         142,001
         4,400           Regions Financial Corp. ....................................         146,784
         6,204           SouthTrust Corp. ...........................................         154,169
         5,283           SunTrust Banks, Inc.........................................         300,708
         6,421           Synovus Financial Corp. ....................................         124,567
        29,491           U.S. Bancorp................................................         625,799
        18,983           Wachovia Corp. .............................................         691,741
        25,296           Washington Mutual, Inc. ....................................         873,471
        34,956           Wells Fargo & Co. ..........................................       1,638,388
-----------------------------------------------------------------------------------------------------
                                                                                           11,054,556
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 0.6%
         1,877           AmerisourceBergen Corp. ....................................    $    101,940
        31,241           Amgen Inc. (a)..............................................       1,510,190
-----------------------------------------------------------------------------------------------------
                                                                                            1,612,130
-----------------------------------------------------------------------------------------------------
BROADCASTING AND CABLE TELEVISION -- 0.9%
        13,526           Clear Channel Communications, Inc. (a)......................         504,385
        23,381           Comcast Corp., Class A Shares (a)...........................         551,090
        19,300           Comcast Corp., Special Class A Shares (a)...................         435,987
        40,327           The Walt Disney Co. ........................................         657,733
-----------------------------------------------------------------------------------------------------
                                                                                            2,149,195
-----------------------------------------------------------------------------------------------------
BUILDING/CONSTRUCTION -- 0.3%
         5,166           Centex Corp. ...............................................         259,333
         1,600           KB HOME.....................................................          68,560
        12,565           Masco Corp. ................................................         264,493
         1,554           Pulte Homes, Inc. ..........................................          74,390
-----------------------------------------------------------------------------------------------------
                                                                                              666,776
-----------------------------------------------------------------------------------------------------
CASINOS AND GAMING -- 0.2%
         9,108           Harrah's Entertainment, Inc. (a)............................         360,677
         5,893           MGM MIRAGE (a)..............................................         194,292
-----------------------------------------------------------------------------------------------------
                                                                                              554,969
-----------------------------------------------------------------------------------------------------
CHEMICALS -- 0.8%
         8,000           Air Products & Chemicals, Inc. .............................         342,000
        15,042           The Dow Chemical Co. .......................................         446,747
        16,422           E.I. du Pont de Nemours & Co. ..............................         696,293
         3,800           Eastman Chemical Co. .......................................         139,726
         3,610           Monsanto Co. ...............................................          69,493
         3,020           PPG Industries, Inc. .......................................         151,453
         2,600           Praxair, Inc. ..............................................         150,202
         3,500           Rohm & Haas Co. ............................................         113,680
-----------------------------------------------------------------------------------------------------
                                                                                            2,109,594
-----------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES AND SUPPLIES -- 1.0%
        10,540           Automatic Data Processing, Inc. ............................         413,695
         4,600           Avery Dennison Corp. .......................................         280,968
        18,666           Cendant Corp. (a)...........................................         195,620
        11,700           Concord EFS, Inc. (a).......................................         184,158
        17,519           First Data Corp. ...........................................         620,348
         7,537           Fiserv, Inc. (a)............................................         255,881
         6,050           Paychex, Inc................................................         168,795
        12,413           Waste Management Inc. ......................................         284,506
-----------------------------------------------------------------------------------------------------
                                                                                            2,403,971
-----------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 1.3%
        88,509           Avaya Inc. (a)..............................................         216,847
       139,459           Cisco Systems, Inc. (a).....................................       1,826,913
        65,786           Lucent Technologies Inc. (a)................................          82,890

                       SEE NOTES TO FINANCIAL STATEMENTS.
 12

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 1.3% (CONTINUED)
        62,154           Motorola, Inc. .............................................    $    537,632
        13,781           QUALCOMM, Inc. (a)..........................................         501,491
        13,857           Scientific-Atlanta, Inc. ...................................         164,344
-----------------------------------------------------------------------------------------------------
                                                                                            3,330,117
-----------------------------------------------------------------------------------------------------
COMPUTER SERVICES -- 0.8%
        87,000           AOL Time Warner Inc. (a)....................................       1,139,700
         8,200           Computer Sciences Corp. (a).................................         282,490
        25,747           Electronic Data Systems Corp. ..............................         474,517
        19,515           Unisys Corp. (a)............................................         193,199
-----------------------------------------------------------------------------------------------------
                                                                                            2,089,906
-----------------------------------------------------------------------------------------------------
COMPUTERS AND PERIPHERALS -- 2.2%
        50,500           Dell Computer Corp. (a).....................................       1,350,370
        68,555           EMC Corp. (a)...............................................         420,928
        57,439           Hewlett Packard Co. ........................................         997,141
        29,505           International Business Machines Corp. ......................       2,286,638
         4,512           Lexmark International, Inc. (a).............................         272,976
        81,792           Sun Microsystems, Inc. (a)..................................         254,373
-----------------------------------------------------------------------------------------------------
                                                                                            5,582,426
-----------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS AND SERVICES -- 1.8%
         5,672           Alberto-Culver Co., Class B Shares..........................         285,869
         1,614           The Black & Decker Corp. ...................................          69,224
         7,044           Colgate-Palmolive Co. ......................................         369,317
         4,801           Eastman Kodak Co. ..........................................         168,227
        12,499           The Gillette Co. ...........................................         379,470
        13,306           Leggett & Platt, Inc. ......................................         298,587
         8,890           Maytag Corp. ...............................................         253,365
         5,144           McKesson Corp. .............................................         139,042
        11,082           Newell Rubbermaid Inc. .....................................         336,117
        25,682           The Procter & Gamble Co. ...................................       2,207,111
-----------------------------------------------------------------------------------------------------
                                                                                            4,506,329
-----------------------------------------------------------------------------------------------------
CONTAINERS AND PACKAGING -- 0.3%
         3,858           Ball Corp. .................................................         197,491
        14,555           Pactiv Corp. (a)............................................         318,172
         6,146           Sealed Air Corp. (a)........................................         229,246
-----------------------------------------------------------------------------------------------------
                                                                                              744,909
-----------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 4.6%
        37,820           American Express Co. .......................................       1,336,937
        40,831           Charles Schwab Corp. .......................................         443,016
         7,253           Countrywide Financial Corp. ................................         374,618
        21,813           Fannie Mae..................................................       1,403,230
        17,190           Freddie Mac.................................................       1,015,070
        10,528           The Goldman Sachs Group, Inc. ..............................         716,957
         8,366           H&R Block, Inc. ............................................         336,313
        15,313           Household International, Inc. ..............................         425,855

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 4.6% (CONTINUED)
        41,477           J.P. Morgan Chase & Co. ....................................    $    995,448
         7,558           Lehman Brothers Holdings Inc. ..............................         402,766
        41,956           MBNA Corp. .................................................         798,003
        30,051           Merrill Lynch & Co., Inc. ..................................       1,140,435
         7,335           Moody's Corp. ..............................................         302,862
        19,314           Morgan Stanley..............................................         771,015
         4,366           SLM Corp. ..................................................         453,453
         5,820           State Street Corp. .........................................         226,980
        13,249           Union Planters Corp. .......................................         372,827
-----------------------------------------------------------------------------------------------------
                                                                                           11,515,785
-----------------------------------------------------------------------------------------------------
ELECTRONIC INSTRUMENTS AND CONTROLS -- 0.2%
         4,399           Eaton Corp. ................................................         343,606
        32,893           Sanmina-SCI Corp. (a).......................................         147,690
-----------------------------------------------------------------------------------------------------
                                                                                              491,296
-----------------------------------------------------------------------------------------------------
ENERGY -- 3.5%
         1,835           Amerada Hess Corp. .........................................         101,017
         5,200           Anadarko Petroleum Corp. ...................................         249,080
         3,080           Apache Corp. ...............................................         175,529
        12,013           Baker Hughes Inc. ..........................................         386,698
         7,500           Burlington Resources Inc. ..................................         319,875
        18,414           ChevronTexaco Corp. ........................................       1,224,163
        11,958           ConocoPhillips..............................................         578,648
         2,798           Devon Energy Corp. .........................................         128,428
       119,802           Exxon Mobil Corp. ..........................................       4,185,882
        17,893           Halliburton Co. ............................................         334,778
         6,224           Marathon Oil Corp. .........................................         132,509
         6,700           Occidental Petroleum Corp. .................................         190,615
         8,938           Schlumberger Ltd. ..........................................         376,200
         7,657           Transocean Inc. (a).........................................         177,642
         7,200           Unocal Corp. ...............................................         220,176
-----------------------------------------------------------------------------------------------------
                                                                                            8,781,240
-----------------------------------------------------------------------------------------------------
FOOD AND BEVERAGE -- 2.7%
         5,290           Adolph Coors Co., Class B Shares............................         324,013
        19,888           Anheuser-Busch Cos., Inc. ..................................         962,579
        44,105           The Coca-Cola Co. ..........................................       1,932,681
         7,994           Coca-Cola Enterprises Inc. .................................         173,630
         9,614           ConAgra Foods, Inc. ........................................         240,446
         6,330           Hershey Foods Corp. ........................................         426,895
        12,598           The Kellogg Co. ............................................         431,733
        14,074           The Pepsi Bottling Group, Inc. .............................         361,702
        29,505           PepsiCo, Inc. ..............................................       1,245,701
        11,891           Sysco Corp. ................................................         354,233
        17,515           Tyson Foods, Inc., Class A Shares...........................         196,518
-----------------------------------------------------------------------------------------------------
                                                                                            6,650,131
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 14

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
HEALTHCARE -- 1.6%
         7,885           Bausch & Lomb Inc. .........................................    $    283,860
         9,800           Baxter International Inc. ..................................         274,400
        12,663           Biomet, Inc. ...............................................         362,921
         7,364           Boston Scientific Corp. (a).................................         313,117
        10,629           Cardinal Health, Inc. ......................................         629,130
         9,307           Caremark Rx, Inc. (a).......................................         151,239
         4,898           Guidant Corp. (a)...........................................         151,103
        15,420           HCA Inc. ...................................................         639,930
        21,393           Medtronic, Inc. ............................................         975,521
         3,121           Varian Medical Systems, Inc. (a)............................         154,802
-----------------------------------------------------------------------------------------------------
                                                                                            3,936,023
-----------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 2.6%
         6,875           3M Co. .....................................................         847,688
         4,685           Emerson Electric Co.........................................         238,232
       179,878           General Electric Co. .......................................       4,380,029
         5,283           Johnson Controls, Inc. .....................................         423,538
35,733........           Tyco International Ltd. ....................................         610,320
-----------------------------------------------------------------------------------------------------
                                                                                            6,499,807
-----------------------------------------------------------------------------------------------------
INSURANCE -- 3.0%
         2,611           Aetna Inc. .................................................         107,364
         4,573           AFLAC Inc. .................................................         137,739
        20,333           The Allstate Corp. .........................................         752,118
        12,134           Ambac Financial Group, Inc. ................................         682,416
        44,474           American International Group, Inc. .........................       2,572,821
         6,071           Lincoln National Corp. .....................................         191,722
         4,102           Marsh & McLennan Cos., Inc. ................................         189,553
        14,176           MetLife, Inc. ..............................................         383,319
         6,802           MGIC Investment Corp. ......................................         280,923
         8,798           The PMI Group, Inc. ........................................         264,292
         4,890           The Progressive Corp. ......................................         242,691
        10,246           Prudential Financial, Inc. .................................         325,208
        10,464           Torchmark Corp. ............................................         382,250
         7,679           UnitedHealth Group, Inc. ...................................         641,197
         4,459           Wellpoint Health Networks, Inc. (a).........................         317,302
-----------------------------------------------------------------------------------------------------
                                                                                            7,470,915
-----------------------------------------------------------------------------------------------------
LEISURE -- 0.7%
         2,692           Harley-Davidson Inc. .......................................         124,370
        18,400           Mattel, Inc. ...............................................         352,360
        31,079           Viacom Inc., Class B Shares (a).............................       1,266,780
-----------------------------------------------------------------------------------------------------
                                                                                            1,743,510
-----------------------------------------------------------------------------------------------------
LODGING -- 0.1%
         9,078           Marriott International Inc., Class A Shares.................         298,394
-----------------------------------------------------------------------------------------------------
MACHINERY -- 0.1%
         6,388           Deere & Co. ................................................         292,890
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
MANUFACTURING -- 0.2%
         8,183           Fortune Brands, Inc. .......................................    $    380,591
-----------------------------------------------------------------------------------------------------
METALS AND MINING -- 0.3%
        15,940           Alcoa Inc. .................................................         363,113
         7,010           Newmont Mining Corp. .......................................         203,500
         2,270           Nucor Corp. ................................................          93,751
-----------------------------------------------------------------------------------------------------
                                                                                              660,364
-----------------------------------------------------------------------------------------------------
MISCELLANEOUS CAPITAL GOODS -- 0.3%
         5,335           Illinois Tool Works Inc. ...................................         346,028
         7,049           Ingersoll-Rand Co., Ltd. ...................................         303,530
-----------------------------------------------------------------------------------------------------
                                                                                              649,558
-----------------------------------------------------------------------------------------------------
PAPER AND FORESTRY PRODUCTS -- 0.5%
         6,300           Georgia Pacific Corp. ......................................         101,808
        13,502           International Paper Co. ....................................         472,165
         6,656           Kimberly-Clark Corp. .......................................         315,960
         5,800           Temple-Inland Inc. .........................................         259,898
         3,635           Weyerhaeuser Co. ...........................................         178,878
-----------------------------------------------------------------------------------------------------
                                                                                            1,328,709
-----------------------------------------------------------------------------------------------------
PHARMACEUTICALS -- 6.1%
        27,927           Abbott Laboratories.........................................       1,117,080
        39,572           Bristol-Myers Squibb Co. ...................................         916,092
        18,482           Eli Lilly & Co. ............................................       1,173,607
         7,301           Forest Laboratories, Inc. (a)...............................         717,104
        57,830           Johnson & Johnson...........................................       3,106,049
        11,400           King Pharmaceuticals, Inc. (a)..............................         195,966
        40,009           Merck & Co. Inc. ...........................................       2,264,909
       110,717           Pfizer Inc. ................................................       3,384,619
        21,167           Pharmacia Corp. ............................................         884,781
        26,235           Schering-Plough Corp. ......................................         582,417
        23,816           Wyeth.......................................................         890,718
-----------------------------------------------------------------------------------------------------
                                                                                           15,233,342
-----------------------------------------------------------------------------------------------------
PRINTING AND PUBLISHING -- 0.1%
         3,432           Gannett Co., Inc. ..........................................         246,418
         2,318           Tribune Co. ................................................         105,376
-----------------------------------------------------------------------------------------------------
                                                                                              351,794
-----------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 0.1%
         8,403           Equity Office Properties Trust..............................         209,907
         6,066           Equity Residential Properties Trust.........................         149,102
-----------------------------------------------------------------------------------------------------
                                                                                              359,009
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 16

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
RETAIL -- 4.4%
         4,428           AutoZone, Inc. (a)..........................................    $    312,838
        12,107           Bed Bath & Beyond Inc. (a)..................................         418,055
         6,782           Costco Wholesale Corp. (a)..................................         190,303
3,098.........           Dillard's Inc. .............................................          49,134
         3,728           eBay Inc. (a)...............................................         252,833
         3,599           Federated Department Stores, Inc. (a).......................         103,507
        18,803           The Gap, Inc. ..............................................         291,823
        41,083           The Home Depot, Inc. .......................................         984,349
        10,358           Kohl's Corp. (a)............................................         579,530
        10,935           Kroger Co. (a)..............................................         168,946
        26,317           Limited Brands..............................................         366,596
        19,870           Lowes Cos., Inc. ...........................................         745,125
        15,627           McDonald's Corp. ...........................................         251,282
         7,824           Safeway, Inc. (a)...........................................         182,769
        24,826           Staples, Inc. (a)...........................................         454,316
         9,399           SUPERVALU Inc. .............................................         155,177
        14,085           Target Corp. ...............................................         422,550
        84,097           Wal-Mart Stores, Inc. ......................................       4,247,739
        19,991           Walgreen Co. ...............................................         583,537
        11,540           Yum! Brands, Inc. (a).......................................         279,499
-----------------------------------------------------------------------------------------------------
                                                                                           11,039,908
-----------------------------------------------------------------------------------------------------
SCHOOLS -- 0.2%
         8,576           Apollo Group, Inc., Class A Shares (a)......................         377,344
-----------------------------------------------------------------------------------------------------
SEMICONDUCTORS -- 1.5%
        12,722           Altera Corp. (a)............................................         156,862
         7,090           Analog Devices Inc. (a).....................................         169,238
        31,052           Applied Materials, Inc. (a).................................         404,607
       119,644           Intel Corp. ................................................       1,862,857
         3,456           KLA-Tencor Corp. (a)........................................         122,239
         5,688           Linear Technology, Inc. ....................................         146,295
         4,810           Maxim Integrated Products, Inc. ............................         158,922
        10,765           Micron Technology, Inc. (a).................................         104,851
        15,174           National Semiconductor Corp. (a)............................         227,762
        30,231           Texas Instruments Inc. .....................................         453,767
-----------------------------------------------------------------------------------------------------
                                                                                            3,807,400
-----------------------------------------------------------------------------------------------------
SOFTWARE -- 2.7%
        14,853           Adobe Systems Inc. .........................................         368,369
        17,468           Computer Associates International Inc. .....................         235,818
         3,787           Intuit Inc. (a).............................................         177,686
        96,604           Microsoft Corp. (a).........................................       4,994,427
       100,649           Oracle Corp. (a)............................................       1,087,009
-----------------------------------------------------------------------------------------------------
                                                                                            6,863,309
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
TELECOMMUNICATION -- 2.5%
        11,369           ALLTEL Corp. ...............................................    $    579,819
        14,455           AT&T Corp. .................................................         377,420
        81,535           AT&T Wireless Services Inc. (a).............................         460,673
        35,993           BellSouth Corp. ............................................         931,139
         2,804           CenturyTel Inc. ............................................          82,381
        60,726           SBC Communications Inc. ....................................       1,646,282
        26,196           Sprint Corp. -- FON Group...................................         379,318
        48,874           Verizon Communications Inc. ................................       1,893,868
-----------------------------------------------------------------------------------------------------
                                                                                            6,350,900
-----------------------------------------------------------------------------------------------------
TEXTILES/APPAREL -- 0.2%
         1,591           NIKE Inc., Class B Shares...................................          70,752
         2,809           Reebok International, Ltd. .................................          82,585
         9,137           V.F. Corp. .................................................         329,389
-----------------------------------------------------------------------------------------------------
                                                                                              482,726
-----------------------------------------------------------------------------------------------------
TOBACCO -- 0.6%
        37,191           Philip Morris Cos. Inc.+ ...................................       1,507,351
-----------------------------------------------------------------------------------------------------
TRANSPORTATION -- 0.7%
         8,357           FedEx Corp. ................................................         453,117
         4,407           Union Pacific Corp. ........................................         263,847
        15,424           United Parcel Service, Inc., Class B Shares.................         972,946
-----------------------------------------------------------------------------------------------------
                                                                                            1,689,910
-----------------------------------------------------------------------------------------------------
UTILITIES -- 1.4%
        14,998           CenterPoint Energy Inc. ....................................         127,483
         5,827           Dominion Resources Inc. ....................................         319,902
        16,300           Duke Energy Co. ............................................         318,502
         6,022           Edison International (a)....................................          71,361
        10,864           Entergy Corp. ..............................................         495,290
        11,659           Exelon Corp. ...............................................         615,245
         2,200           Firstenergy Corp. ..........................................          72,534
         9,327           Kinder Morgan, Inc. ........................................         394,252
        50,075           Mirant Corp. (a)............................................          94,642
        13,004           Questar Corp. ..............................................         361,771
        22,438           The Southern Co. ...........................................         637,015
-----------------------------------------------------------------------------------------------------
                                                                                            3,507,997
-----------------------------------------------------------------------------------------------------
                         TOTAL COMMON STOCK (Cost -- $168,817,916)...................     144,037,109
-----------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 3.8%
-----------------------------------------------------------------------------------------------------
AUTOMOTIVE -- 1.2%
        36,000           Ford Motor Co. Capital Trust II, 6.500% Cumulative..........       1,470,600
        72,000           General Motors Corp., 5.250%, Series B, Sr. Debentures......       1,663,200
-----------------------------------------------------------------------------------------------------
                                                                                            3,133,800
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 18

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
CONTAINERS AND PURCHASING -- 0.1%
         4,000           Amcor Ltd., 7.250% PRIDES...................................    $    207,000
-----------------------------------------------------------------------------------------------------
FINANCIAL -- 1.0%
        21,000           Newell Financial Trust I, 5.250% Cumulative QUIPS...........         952,875
        25,000           Washington Mutual Capital Trust I, 5.375% Cumulative
                           (b)(c)....................................................       1,296,875
         3,000           Washington Mutual Inc., 5.375% Cumulative (c)...............         155,625
-----------------------------------------------------------------------------------------------------
                                                                                            2,405,375
-----------------------------------------------------------------------------------------------------
PRINTING AND PUBLISHING -- 0.5%
        17,000           Tribune Co., 2.000% PHONES..................................       1,258,000
-----------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 0.5%
        11,000           Equity Office Properties Trust, 5.250% Cumulative, Series
                           B.........................................................         495,000
        21,764           Equity Residential Properties Trust, 7.250% Cumulative,
                           Series G..................................................         531,042
         9,000           Reckson Associates Realty Corp., 7.625% Cumulative, Series
                           A.........................................................         202,500
-----------------------------------------------------------------------------------------------------
                                                                                            1,228,542
-----------------------------------------------------------------------------------------------------
UTILITIES -- 0.5%
        10,000           CalEnergy Capital Trust II, 6.250% Cumulative...............         460,000
                         Calpine Capital Trust III TIDES:
        24,000             5.000%....................................................         342,000
         2,000             5.000% (b)................................................          28,500
        15,200           El Paso Energy Capital Trust I, 4.750%......................         276,640
        16,000           Mirant Trust I, 6.250% Cumulative, Series A.................         265,600
-----------------------------------------------------------------------------------------------------
                                                                                            1,372,740
-----------------------------------------------------------------------------------------------------
                         TOTAL CONVERTIBLE PREFERRED STOCK (Cost -- $11,764,086).....       9,605,457
-----------------------------------------------------------------------------------------------------

   FACE
  AMOUNT                                       SECURITY                                  VALUE
--------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 17.3%
                        U.S. Treasury Notes:
$ 2,244,200               3.625% due 1/15/08........................................     2,463,012
 10,415,700               3.500% due 1/15/11 (d)....................................    11,436,116
 18,200,000               5.000% due 8/15/11........................................    19,963,143
 35,150,000             U.S. Treasury Strips, zero coupon due 11/15/27..............     9,546,142
--------------------------------------------------------------------------------------------------
                        TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost -- $39,110,695).....    43,408,413
--------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 2.6%
                        Federal National Mortgage Association (FNMA):
      8,954               8.500% due 3/1/05.........................................         9,545
  1,784,322               6.000% due 1/1/13.........................................     1,880,551
    441,397               6.500% due 12/1/27........................................       461,048
    630,579               6.000% due 3/1/28.........................................       654,660
    139,725               6.000% due 4/1/28.........................................       145,229
     95,025               5.500% due 5/1/28.........................................        97,403
    307,348               6.000% due 5/1/28.........................................       319,086
    662,713               5.500% due 6/1/28.........................................       679,301
    261,733               6.000% due 6/1/28.........................................       271,728

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                              MANAGED ASSETS TRUST

   FACE
  AMOUNT                                          SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 2.6% (CONTINUED)
$   318,911               6.000% due 7/1/28.........................................  $    331,090
    748,302               5.500% due 8/1/28.........................................       767,033
    747,715               6.000% due 8/1/28.........................................       776,270
                        Government National Mortgage Association (GNMA):
     77,009               9.000% due 11/15/19.......................................        85,798
      7,626               9.500% due 1/15/20........................................         8,594
      8,754               9.500% due 3/15/20........................................         9,866
     52,159               7.500% due 5/15/23........................................        56,084
--------------------------------------------------------------------------------------------------
                        TOTAL U.S. GOVERNMENT AGENCIES (Cost -- $6,180,138).........     6,553,286
--------------------------------------------------------------------------------------------------

   FACE
  AMOUNT          RATING(e)                            SECURITY                               VALUE
-------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 11.2%
-------------------------------------------------------------------------------------------------------
BROADCASTING AND CABLE TELEVISION -- 3.5%
$ 2,000,000       BBB+       AOL Time Warner, Inc., Debentures, 7.625% due 4/15/31.......     2,062,826
  4,000,000       BBB-       Clear Channel Communications, Inc., Sr. Notes, 6.625% due
                               6/15/08...................................................     4,373,220
  2,000,000       BBB        Comcast Cable Communications, Inc., Notes, 8.875% due
                               5/1/17....................................................     2,336,148
-------------------------------------------------------------------------------------------------------
                                                                                              8,772,194
-------------------------------------------------------------------------------------------------------
FINANCIAL -- 3.4%
  1,000,000       A1*        Fleet National Bank, Bank Notes, 5.750% due 1/15/09.........     1,066,615
  2,000,000       A3*        Ford Motor Credit Co., Global Landmark Securities, 7.250%
                               due 10/25/11..............................................     1,946,454
  5,000,000       BBB-       Nationwide Health Properties, Inc., Medium-Term Notes,
                               Series C, 6.900% due 10/1/37..............................     5,333,500
-------------------------------------------------------------------------------------------------------
                                                                                              8,346,569
-------------------------------------------------------------------------------------------------------
TELECOMMUNICATION -- 2.6%
  5,000,000       BBB-       France Telecom SA, Notes, 8.500% due 3/1/31.................     6,106,340
  2,000,000       Ca*        WorldCom Inc., Notes, 8.250% due 5/15/31 (f)................       480,000
-------------------------------------------------------------------------------------------------------
                                                                                              6,586,340
-------------------------------------------------------------------------------------------------------
UTILITIES -- 1.7%
  2,000,000       BB         Allegheny Energy Supply Co., Bonds, 8.250% due on 4/15/12
                               (b).......................................................     1,290,000
  3,000,000       B+         Calpine Corp., Sr. Notes, 8.500% due 2/15/11................     1,320,000
  2,000,000       BBB-       PSEG Energy Holdings Inc., Sr. Notes, 8.500% due 6/15/11....     1,632,732
-------------------------------------------------------------------------------------------------------
                                                                                              4,242,732
-------------------------------------------------------------------------------------------------------
                             TOTAL CORPORATE BONDS AND NOTES
                             (Cost -- $26,255,212).......................................    27,947,835
-------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 4.5%
-------------------------------------------------------------------------------------------------------
ADVERTISING -- 0.3%
                             The Interpublic Group Cos., Sr. Notes:
    600,000       BBB-         Zero coupon due 12/14/21..................................       471,000
    400,000       BBB-         Zero coupon due 12/14/21 (b)..............................       314,000
-------------------------------------------------------------------------------------------------------
                                                                                                785,000
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 20

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                              MANAGED ASSETS TRUST

   FACE
  AMOUNT          RATING(e)                            SECURITY                               VALUE
-------------------------------------------------------------------------------------------------------
AUTOMOTIVE -- 0.2%
$ 1,000,000       BB+        Lear Corp., Sr. Notes, zero coupon due 2/20/22 (b)..........  $    416,250
-------------------------------------------------------------------------------------------------------
BROADCASTING AND CABLE TELEVISION -- 0.1%
    350,000       BBB-       Cox Communications, Inc., Exchangeable Sub. Discount
                               Debentures, 0.425% due 4/19/20............................       161,000
-------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 0.6%
  2,500,000       BB+        Corning, Inc., Debentures, zero coupon due 11/8/15..........     1,412,500
-------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 0.3%
  1,662,000       Aa3*       Merrill Lynch & Co., Inc., Liquid Yield Option Notes, zero
                               coupon due 5/23/31........................................       866,318
-------------------------------------------------------------------------------------------------------
ELECTRONIC INSTRUMENTS AND CONTROLS -- 0.3%
  1,951,000       BB+        Anixter International Inc., Liquid Yield Option Notes, zero
                               coupon due 6/28/20........................................       609,688
    440,000       BBB-       Arrow Electronics Inc., Sr. Debentures, zero coupon due
                               2/21/21...................................................       195,800
-------------------------------------------------------------------------------------------------------
                                                                                                805,488
-------------------------------------------------------------------------------------------------------
ENERGY -- 0.7%
                             Diamond Offshore Drilling, Inc., Sr. Debentures:
    915,000       A            1.500% due 4/15/31........................................       841,800
    300,000       A            1.500% due 4/15/31 (b)....................................       276,000
                             Global Marine Corp., Debentures:
  1,000,000       A-           Zero coupon due 6/23/20...................................       545,000
    300,000       A-           Zero coupon due 6/23/20 (b)...............................       163,500
    100,000       B+         Hanover Compressor Co., Sr. Notes, 4.750% due 3/15/08.......        80,625
-------------------------------------------------------------------------------------------------------
                                                                                              1,906,925
-------------------------------------------------------------------------------------------------------
LEISURE -- 0.2%
  1,050,000       BB+        Royal Caribbean Cruises Ltd., Liquid Yield Option Notes,
                               zero coupon due 2/2/21....................................       404,250
-------------------------------------------------------------------------------------------------------
MEDIA -- 0.3%
                             Liberty Media Corp., Sr. Exchangeable Debentures:
    650,000       BBB-         4.000% due 11/15/29.......................................       353,437
    650,000       BBB-         3.500% due 1/15/31........................................       420,062
    100,000       BBB-         3.500% due 1/15/31 (b)....................................        64,625
-------------------------------------------------------------------------------------------------------
                                                                                                838,124
-------------------------------------------------------------------------------------------------------
PHARMACEUTICALS -- 0.2%
    250,000       A          Allergan Inc., Sr. Notes, zero coupon due 11/6/22 (b).......       214,062
    300,000       NR         Roche Holdings AG, Liquid Yield Option Notes, zero coupon
                               due 1/19/15 (b)...........................................       217,500
-------------------------------------------------------------------------------------------------------
                                                                                                431,562
-------------------------------------------------------------------------------------------------------
RETAIL -- 1.1%
    200,000       BB+        Best Buy Inc., Sub. Debentures, 2.250% due 1/15/22 (b)......       169,500
  1,000,000       BB+        The Gap, Inc., Sr. Notes, 5.750% due 3/15/09................     1,252,500
                             J.C. Penney Inc., Sub. Notes:
    550,000       BB+          5.000% due 10/15/08.......................................       589,187
    650,000       BB+          5.000% due 10/15/08 (b)...................................       696,313
-------------------------------------------------------------------------------------------------------
                                                                                              2,707,500
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                              MANAGED ASSETS TRUST

   FACE
  AMOUNT          RATING(e)                            SECURITY                               VALUE
-------------------------------------------------------------------------------------------------------
SOFTWARE -- 0.0%
$   133,000       BBB+       Computer Associates International Inc., Sr. Notes, 1.625%
                               due 12/15/09 (b)..........................................  $    130,340
-------------------------------------------------------------------------------------------------------
UTILITIES -- 0.2%
    200,000       B+         Calpine Corp., Sr. Notes, 4.000% due 12/26/06 (b)...........        99,500
    818,000       Ba2*       El Paso Corp., Debentures, zero coupon due 2/28/21..........       257,670
    300,000       BB         Mirant Corp., Sr. Notes, 5.750% due 7/15/07.................       126,750
-------------------------------------------------------------------------------------------------------
                                                                                                483,920
-------------------------------------------------------------------------------------------------------
                             TOTAL CONVERTIBLE CORPORATE BONDS (Cost -- $11,925,774).....    11,349,177
-------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 2.5%
  5,000,000                  PP&L Transition Bond Co. LLC, 7.050% due 6/25/09............     5,703,876
    542,835                  Wilmington Trust, 9.250% due 1/2/07.........................       542,998
-------------------------------------------------------------------------------------------------------
                             TOTAL ASSET-BACKED SECURITIES (Cost -- $5,542,536)..........     6,246,874
-------------------------------------------------------------------------------------------------------
                             SUB-TOTAL INVESTMENTS
                             (Cost -- $269,596,357)......................................   249,148,151
-------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.6%
-------------------------------------------------------------------------------------------------------
U.S. TREASURY BILLS -- 0.2%
    585,000                  U.S. Treasury Bills, due 3/13/03 (Cost -- $583,633)++.......       583,633
-------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.4%
    927,000                  State Street Bank and Trust Co., 1.050% due 1/2/03, Proceeds
                               at maturity -- $927,054; (Fully collateralized by U.S.
                               Treasury Bonds, 11.875% due 11/15/03; Market
                               value -- $945,844) (Cost -- $927,000).....................       927,000
-------------------------------------------------------------------------------------------------------
                             TOTAL SHORT-TERM INVESTMENTS (Cost -- $1,510,633)...........     1,510,633
-------------------------------------------------------------------------------------------------------
                             TOTAL INVESTMENTS -- 100%
                             (Cost -- $271,106,990*).....................................  $250,658,784
-------------------------------------------------------------------------------------------------------

(a)  Non-income producing security.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c)  Security issued with attached warrants.
(d) All or a portion of this security has been segregated for open future contracts commitments.
(e) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service.
(f)  Security is currently in default.
 + Subsequent to the reporting period, on January 27, 2003, the company changed its name to Altria Group, Inc.
++ Security is segregated as collateral for futures contracts commitments.
 * Aggregate cost for Federal income tax purposes is $271,450,948.

     Abbreviations used in this schedule:
     PHONES -- Participation Hybrid Option Note Exchangeable
     Security.
     PRIDES -- Perpetual Redeemable Income Debt Exchangeable for
     Stock.
     QUIPS -- Quarterly Income Preferred Securities.
     TIDES -- Term Income Deferrable Equity Securities.
     See page 35 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 22

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(A)                            SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 98.2%
--------------------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 1.7%
$   700,000   B          BE Aerospace, Inc., Sr. Sub. Notes, Series B, 8.875% due
                           5/1/11....................................................  $   518,000
    250,000   CCC+       Hexcel Corp., Sr. Sub. Notes, 9.750% due 1/15/09............      212,500
    250,000   B-         TransDigm Inc., Guaranteed Sr. Sub. Notes, 10.375% due
                           12/1/08...................................................      260,000
--------------------------------------------------------------------------------------------------
                                                                                           990,500
--------------------------------------------------------------------------------------------------
AUTOMOTIVE -- 4.1%
                         Collins & Aikman Products Co., Guaranteed Sr. Sub. Notes:
    425,000   B            11.500% due 4/15/06.......................................      359,125
    575,000   B1*          10.750% due 12/31/11 (b)..................................      550,562
    450,000   B-         Eagle-Picher Industries, Inc., Guaranteed Sr. Sub. Notes,
                           9.375% due 3/1/08.........................................      319,500
    250,000   NR         Hayes Lemmerz International, Inc., Guaranteed Sr. Notes,
                           11.875% due 6/15/06 (b)...................................      141,250
    500,000   B+         Intermet Corp., Sr. Notes, 9.750% due 6/15/09 (b)...........      452,500
     61,000   B          MascoTech, Inc., Convertible Sub. Debentures, 4.500% due
                           12/15/03 (c)..............................................       57,035
    425,000   B          Metaldyne Corp., Guaranteed Sr. Sub. Notes, 11.000% due
                           6/15/12 (b)...............................................      350,625
    175,000   B          Stoneridge, Inc., Guaranteed Sr. Notes, 11.500% due
                           5/1/12....................................................      168,000
--------------------------------------------------------------------------------------------------
                                                                                         2,398,597
--------------------------------------------------------------------------------------------------
BROADCASTING -- 5.2%
    750,000   BBB-       Chancellor Media Corp., Guaranteed Sr. Notes, 8.000% due
                           11/1/08...................................................      822,187
    225,000   B-         Cumulus Media Inc., Guaranteed Sr. Sub. Notes, 10.375% due
                           7/1/08....................................................      243,281
    450,000   B2*        Emmis Communications Corp., Guaranteed Sr. Sub. Notes,
                           Series B, 8.125% due 3/15/09..............................      468,000
    150,000   B-         Lin Holdings Corp., Sr. Discount Notes, step bond to yield
                           14.703% due 3/1/08........................................      156,562
    600,000   B-         Lin Television Corp., Guaranteed Sr. Sub. Notes, 8.375% due
                           3/1/08....................................................      626,250
    125,000   B          Sinclair Broadcast Group, Inc., Guaranteed Sr. Sub. Notes,
                           8.000% due 3/15/12........................................      130,937
                         Young Broadcasting Inc., Guaranteed Sr. Sub. Notes:
    350,000   B-           10.000% due 3/1/11........................................      350,875
    272,000   B-           Series B, 8.750% due 6/15/07..............................      266,560
--------------------------------------------------------------------------------------------------
                                                                                         3,064,652
--------------------------------------------------------------------------------------------------
BUILDING/CONSTRUCTION -- 3.3%
    200,000   BB         Beazer Homes USA, Inc., Guaranteed Sr. Notes, 8.875% due
                           4/1/08....................................................      208,000
                         KB HOME, Sr. Sub. Notes:
    300,000   BB-          8.625% due 12/15/08.......................................      312,000
    475,000   BB-          9.500% due 2/15/11........................................      505,875
    475,000   BB         Schuler Homes, Inc., Guaranteed Sr. Notes, 9.375% due
                           7/15/09 (b)...............................................      486,875
                         WCI Communities, Inc., Guaranteed Sr. Sub. Notes:
    275,000   Ba3*         10.625% due 2/15/11.......................................      266,750
    200,000   Ba3*         9.125% due 5/1/12.........................................      181,000
--------------------------------------------------------------------------------------------------
                                                                                         1,960,500
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(A)                            SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
BUSINESS SERVICES -- 1.4%
$   300,000   BB-        United Rentals (North America), Inc., Guaranteed Sr. Notes,
                           10.750% due 4/15/08.......................................  $   300,000
    550,000   B          Williams Scotsman, Inc., Guaranteed Sr. Notes, 9.875% due
                           6/1/07....................................................      511,500
--------------------------------------------------------------------------------------------------
                                                                                           811,500
--------------------------------------------------------------------------------------------------
CABLE -- 5.3%
                         Adelphia Communications Corp., Sr. Notes:
    500,000   NR           10.250% due 6/15/11 (d)...................................      195,000
                           Series B:
    250,000   NR              8.125% due 7/15/03 (d).................................       93,750
    725,000   NR              8.375% due 2/1/08 (d)..................................      271,875
    100,000   BBB+       AOL Time Warner Inc., Notes, 7.750% due 6/15/05.............      106,617
                         Charter Communications Holdings, LLC, Sr. Discount Notes:
    550,000   CCC+         Step bond to yield 10.736% due 4/1/11.....................      195,250
  1,250,000   CCC+         Step bond to yield 18.487% due 5/15/11....................      318,750
                         Classic Cable Inc.:
    275,000   NR           Guaranteed Sr. Sub. Notes, Series B, 9.375% due 8/1/09
                           (d).......................................................       34,375
    125,000   NR           Guaranteed Sub. Notes, Series B, 10.500% due 3/1/10 (d)...       15,625
    750,000   BB-        CSC Holdings Inc., Sr. Notes, Series B, 7.625% due
                           4/11/11...................................................      707,812
    300,000   B+         EchoStar DBS Corp., Sr. Notes, 9.375% due 2/1/09............      318,750
    100,000   NR         Frontiervision Holdings L.P., Sr. Discount Notes, 11.875%
                           due 9/15/07 (d)...........................................       56,500
    100,000   B+         Insight Midwest, Sr. Notes, 9.750% due 10/1/09 (b)..........       95,500
    775,000   B+         Mediacom LLC/Mediacom Capital Corp., Sr. Notes, 9.500% due
                           1/15/13...................................................      701,375
--------------------------------------------------------------------------------------------------
                                                                                         3,111,179
--------------------------------------------------------------------------------------------------
CHEMICALS -- 5.8%
                         Equistar Chemical, L.P.:
    200,000   BB           Guaranteed Sr. Notes, 10.125% due 9/1/08 (b)..............      183,000
    150,000   BB           Notes, 8.500% due 2/15/04.................................      148,547
    175,000   BB+        FMC Corp., Secured Sr. Notes, 10.125% due 11/1/09 (b).......      189,875
    325,000   BBB-       Georgia Gulf Corp., Notes, 7.625% due 11/15/05..............      336,067
    200,000   B-         Huntsman ICI Chemicals LLC, Guaranteed Sr. Sub. Notes,
                           10.125% due 7/1/09........................................      167,000
    400,000   B          Huntsman International LLC, Sr. Notes,
                           9.875% due 3/1/09 (b).....................................      402,000
    425,000   BB-        ISP Chemco, Inc., Guaranteed Sr. Sub. Notes, 10.250% due
                           7/1/11 (b)................................................      442,000
                         Lyondell Chemical Co.:
    400,000   BB           Sr. Notes, Series B, 9.875% due 5/1/07....................      386,000
    625,000   B+           Sr. Sub. Notes, 10.875% due 5/1/09........................      537,500
                         Millennium America Inc., Guaranteed Sr. Notes:
    550,000   BBB-         7.000% due 11/15/06.......................................      534,188
    100,000   BBB-         9.250% due 6/15/08........................................      104,750
--------------------------------------------------------------------------------------------------
                                                                                         3,430,927
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 24

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(A)                            SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS AND SERVICES -- 2.9%
                         Alderwoods Group, Inc., Guaranteed Sr. Notes:
$   125,000   NR           11.000% due 1/2/07........................................  $   125,625
    125,000   NR           12.250% due 1/2/09........................................      114,375
    225,000   B          Elizabeth Arden, Inc., Sr. Notes, Series B, 11.750% due
                           2/1/11....................................................      232,875
    350,000   B-         Home Products International, Inc., Guaranteed Sr. Sub.
                           Notes,
                           9.625% due 5/15/08........................................      313,250
    275,000   B-         Jarden Corp., Sr. Sub. Notes, 9.750% due 5/1/12 (b).........      281,875
    175,000   NR         PCA LLC/PCA Finance Corp., Sr. Notes, 11.875% due 8/1/09
                           (b).......................................................      178,500
    350,000   B          Salton Inc., Sr. Sub. Notes, 12.250% due 4/15/08............      346,938
    100,000   BB-        Service Corp. International, Notes, 7.375% due 4/15/04......      100,125
--------------------------------------------------------------------------------------------------
                                                                                         1,693,563
--------------------------------------------------------------------------------------------------
ENERGY -- 7.2%
    400,000   CCC-       Belden & Blake Corp., Guaranteed Sr. Sub. Notes, Series B,
                           9.875% due 6/15/07........................................      342,000
    150,000   B          Compton Petroleum Corp., Sr. Notes, 9.900% due 5/15/09
                           (b).......................................................      156,750
    150,000   CCC+       Continental Resources, Inc., Guaranteed Sr. Sub. Notes,
                           10.250% due 8/1/08........................................      134,250
     50,000   B          Denbury Management, Inc., Guaranteed Sr. Sub. Notes, 9.000%
                           due 3/1/08................................................       51,938
    200,000   B          Denbury Resourses Inc., Guaranteed Sr. Sub. Notes, 9.000%
                           due 3/1/08 (b)............................................      207,750
    275,000   BB         Forest Oil Corp., Sr. Notes, 8.000% due 12/15/11 (b)........      291,500
     75,000   BB-        Grant Prideco, Inc., Sr. Notes, 9.000% due 12/15/09 (b).....       78,375
    150,000   BB         Key Energy Services, Inc., Guaranteed Sr. Notes, Series C,
                           8.375% due 3/1/08.........................................      157,500
    600,000   B          Nuevo Energy Co., Sr. Sub. Notes, Series B, 9.375% due
                           10/1/10...................................................      618,000
    500,000   Caa3*      Petroleum Geo-Services ASA, Sr. Notes, 7.125% due 3/30/28...      132,500
    425,000   BB         Pogo Producing Co., Sr. Sub. Notes, Series B, 8.250% due
                           4/15/11...................................................      450,500
    300,000   BB         Pride International, Inc., Sr. Notes, 10.000% due 6/1/09....      325,500
    160,000   B-         Range Resources Corp., Guaranteed Sr. Sub. Notes, 8.750% due
                           1/15/07...................................................      162,000
    200,000   Ba1*       Southern Natural Gas Co., Notes, 7.350% due 2/15/31.........      168,534
    600,000   B1*        Vintage Petroleum, Inc., Sr. Sub. Notes, 7.875% due
                           5/15/11...................................................      588,000
    100,000   Ba3*       Westport Resources Corp., Sr. Sub. Notes, 8.251% due 11/1/11
                           (b).......................................................      105,500
    275,000   BB-        XTO Energy, Inc., Sr. Sub. Notes, Series B, 8.750% due
                           11/1/09...................................................      287,375
--------------------------------------------------------------------------------------------------
                                                                                         4,257,972
--------------------------------------------------------------------------------------------------
ENTERTAINMENT -- 3.0%
     50,000   CCC+       AMC Entertainment Inc., Sr. Sub. Notes, 9.500% due 2/1/11...       49,500
                         Intrawest Corp., Sr. Notes:
     50,000   B+           10.500% due 2/1/10........................................       52,750
    200,000   B+           10.500% due 2/1/10 (b)....................................      211,000
                         Royal Caribbean Cruises Ltd.:
    325,000   BB+          Sr. Debentures, 7.500% due 10/15/27.......................      240,500
    575,000   BB+          Sr. Notes, 8.250% due 4/1/05..............................      554,875
    300,000   B          Six Flags, Inc., Sr. Discount Notes, step bond to yield
                           11.226% due 4/1/08........................................      291,750
                         Vail Resorts, Inc.:
     50,000   B            Guaranteed Sr. Sub. Notes, 8.750% due 5/15/09.............       51,500
    300,000   B            Sr. Sub. Notes, 8.750% due 5/15/09 (b)....................      309,000
--------------------------------------------------------------------------------------------------
                                                                                         1,760,875
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(A)                            SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
ENVIRONMENTAL SERVICES -- 1.9%
                         Allied Waste North America, Inc., Series B:
$   400,000   BB-          Guaranteed Sr. Notes, 8.875% due 4/1/08...................  $   408,000
    575,000   BB-          Sr. Notes, 7.625% due 1/1/06..............................      575,000
    150,000   B+           Sr. Sub. Notes, 10.000% due 8/1/09........................      149,625
--------------------------------------------------------------------------------------------------
                                                                                         1,132,625
--------------------------------------------------------------------------------------------------
FOOD AND BEVERAGE -- 1.6%
    425,000   BB+        Delhaize America, Inc., Guaranteed Debentures, 9.000% due
                           4/15/31...................................................      391,946
    200,000   BB-        The Great Atlantic & Pacific Tea Co., Inc., Sr. Notes,
                           9.125% due 12/15/11.......................................      147,000
    100,000   BB-        Pilgrim's Pride Corp., Guaranteed Sr. Notes, 9.625% due
                           9/15/11...................................................       93,500
    150,000   B          Roundy's, Inc., Guaranteed Sr. Sub. Notes, Series B, 8.875%
                           due 6/15/12...............................................      147,750
    175,000   B2*        Stater Bros. Holdings Inc., Sr. Notes, 10.750% due
                           8/15/06...................................................      178,500
--------------------------------------------------------------------------------------------------
                                                                                           958,696
--------------------------------------------------------------------------------------------------
GAMING -- 7.8%
    325,000   B          Alliance Gaming Corp., Guaranteed Sr. Sub. Notes, Series B,
                           10.000% due 8/1/07........................................      341,250
    350,000   Ba3*       Aztar Corp., Sr. Sub. Notes, 8.875% due 5/15/07.............      358,750
    675,000   B          Isle of Capri Casinos, Inc., Guaranteed Sr. Sub. Notes,
                           8.750% due 4/15/09........................................      696,938
    125,000   B          Majestic Star Casino, LLC, Guaranteed Sr. Sub. Notes, Series
                           B,
                           10.875% due 7/1/06........................................      128,125
    475,000   BB-        Mandalay Resort Group, Sr. Sub. Notes, 6.750% due 7/15/03...      482,125
    125,000   BB+        MGM MIRAGE, Guaranteed Sr. Sub. Notes, 8.375% due 2/1/11....      135,313
                         Park Place Entertainment Corp., Sr. Sub Notes:
    325,000   BB+          7.875% due 12/15/05.......................................      331,500
     25,000   BB+          7.875% due 3/15/10........................................       25,563
    650,000   CCC+       Pinnacle Entertainment, Inc., Guaranteed Sr. Sub. Notes,
                           Series B,
                           9.250% due 2/15/07........................................      578,500
    500,000   B          Resorts International Hotel and Casino, Inc., First Mortgage
                           Notes,
                           11.500% due 3/15/09 (b)...................................      455,000
    200,000   B+         Sun International Hotels Ltd., Guaranteed Sr. Sub. Notes,
                           8.875% due 8/15/11........................................      205,000
    800,000   NR         Venetian Casino Resort LLC, Second Mortgage Notes, 11.000%
                           due 6/15/10 (b)...........................................      840,000
--------------------------------------------------------------------------------------------------
                                                                                         4,578,064
--------------------------------------------------------------------------------------------------
HEALTHCARE -- 2.9%
    250,000   B-         Alaris Medical, Inc., Guaranteed Sr. Sub. Notes, 9.750% due
                           12/1/06...................................................      251,250
    265,000   BBB-       HCA Inc., Notes, 7.000% due 7/1/07..........................      281,637
                         HEALTHSOUTH Corp.:
    600,000   BB           Sr. Notes, 7.625% due 6/1/12..............................      498,000
    250,000   B+           Sr. Sub. Notes, 10.750% due 10/1/08.......................      212,500
    525,000   BBB-       Tenet Healthcare Corp., Sr. Notes, 6.875% due 11/15/31......      450,403
--------------------------------------------------------------------------------------------------
                                                                                         1,693,790
--------------------------------------------------------------------------------------------------
LODGING -- 5.7%
                         Felcor Lodging L.P., Guaranteed Sr. Notes:
    400,000   BB-          9.500% due 9/15/08........................................      410,000
    275,000   BB-          8.500% due 6/1/11.........................................      272,250
    925,000   BB-        HMH Properties Inc., Guaranteed Sr. Notes, Series A, 7.875%
                           due 8/1/05................................................      915,750
    650,000   BBB-       ITT Corp., Notes, 6.750% due 11/15/05.......................      650,505

                       SEE NOTES TO FINANCIAL STATEMENTS.
 26

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(A)                            SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
LODGING -- 5.7% (CONTINUED)
                         MeriStar Hospitality Corp., Guaranteed Sr. Notes:
$   475,000   B1*          9.000% due 1/15/08........................................  $   420,375
    550,000   B1*          9.125% due 1/15/11 (b)....................................      481,250
    200,000   B+         RFS Partnership, L.P., Guaranteed Sr. Notes,
                           9.750% due 3/1/12.........................................      205,250
--------------------------------------------------------------------------------------------------
                                                                                         3,355,380
--------------------------------------------------------------------------------------------------
MACHINERY/CONSTRUCTION -- 0.5%
     75,000   BB+        JLG Industries, Inc., Guaranteed Sr. Sub. Notes, 8.375% due
                           6/15/12...................................................       62,625
    225,000   B          Terex Corp., Guaranteed Sr. Sub. Notes, 10.375% due
                           4/1/11....................................................      212,625
--------------------------------------------------------------------------------------------------
                                                                                           275,250
--------------------------------------------------------------------------------------------------
MANUFACTURING -- 1.1%
    325,000   C          Advance Glassfiber Yarns LLC, Sr. Sub. Notes, 9.875% due
                           1/15/09 (d)...............................................        6,500
    725,000   Caa3*      BGF Industries, Inc., Sr. Sub. Notes, Series B, 10.250% due
                           1/15/09...................................................      351,625
                         Foamex L.P., Guaranteed Sr. Sub. Notes:
    250,000   B-           13.500% due 8/15/05.......................................       78,750
    700,000   B-           9.875% due 6/15/07........................................      220,500
--------------------------------------------------------------------------------------------------
                                                                                           657,375
--------------------------------------------------------------------------------------------------
METALS/MINING -- 1.3%
    800,000   BB         United States Steel LLC, Guaranteed Sr. Notes, 10.750% due
                           8/1/08....................................................      792,000
--------------------------------------------------------------------------------------------------
PACKAGING/CONTAINERS -- 2.1%
                         Crown Cork & Seal Co. Inc.:
    500,000   CCC          Debentures, 7.375% due 12/15/26...........................      347,500
    200,000   CCC          Guaranteed Notes, 7.000% due 12/15/06.....................      165,000
    575,000   BB         Owens-Brockway Glass Containers, Inc., Secured Sr. Notes,
                           8.875% due 2/15/09........................................      595,125
    250,000   CCC+       U.S. Can Corp., Guaranteed Sr. Sub. Notes, Series B, 12.375%
                           due 10/1/10...............................................      108,750
--------------------------------------------------------------------------------------------------
                                                                                         1,216,375
--------------------------------------------------------------------------------------------------
PAPER/FORESTRY PRODUCTS -- 5.9%
    275,000   BBB-       Bowater Canada Finance Corp., Guaranteed Notes, 7.950% due
                           11/15/11 (b)..............................................      291,139
    425,000   Caa2*      Doman Industries Ltd., Guaranteed Sr. Notes, 12.000% due
                           7/1/04....................................................      393,656
    625,000   BB+        Fort James Corp., Sr. Notes, 6.875% due 9/15/07.............      596,875
    375,000   BB+        Georgia-Pacific Corp., Notes, 8.125% due 5/15/11............      358,125
    225,000   B          MDP Acquisitions PLC, Sr. Notes, 9.625% due 10/1/12 (b).....      235,125
    300,000   B+         Millar Western Forest Products Ltd., Sr. Notes, 9.875% due
                           5/15/08...................................................      286,500
    300,000   CCC+       Riverwood International Corp., Guaranteed Sr. Sub. Notes,
                           10.875% due 4/1/08........................................      303,000
    350,000   NR         Smurfit-Stone Container Corp., Sr. Notes, 8.250% due 10/1/12
                           (b).......................................................      358,750
    675,000   BB+        Tembec Inc., Guaranteed Sr. Notes, 7.750% due 3/15/12.......      658,125
--------------------------------------------------------------------------------------------------
                                                                                         3,481,295
--------------------------------------------------------------------------------------------------
PRINTING/PUBLISHING -- 2.2%
    175,000   B          Dex Media East LLC, Sr. Notes, 9.875% due 11/15/09 (b)......      188,125
    150,000   B          Hollinger International Publishing Inc., Sr. Notes, 9.000%
                           due 12/15/10 (b)..........................................      152,062
     75,000   B          Lamar Media Corp., Sr. Sub. Notes, 7.250% due 1/1/13 (b)....       76,594
    275,000   BB-        Mail-Well, Inc., Guaranteed Sr. Notes, 9.625% due 3/15/12...      246,125

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(A)                            SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
PRINTING/PUBLISHING -- 2.2% (CONTINUED)
$   325,000   CCC-       Penton Media Inc., Guaranteed Sr. Sub. Notes, 10.375% due
                           6/15/11...................................................  $   141,781
    475,000   B          PRIMEDIA, Inc., Guaranteed Sr. Notes, 8.875% due 5/15/11....      432,250
     25,000   B+         R.H. Donnelley Corp., Sr. Notes, 8.875% due 12/15/10 (b)....       26,875
--------------------------------------------------------------------------------------------------
                                                                                         1,263,812
--------------------------------------------------------------------------------------------------
RETAIL -- 6.8%
    525,000   B          Advance Holding Corp., Debentures, Series B, step bond to
                           yield
                           19.159% due 4/15/09.......................................      541,406
                         Advance Stores Co. Inc., Guaranteed Sr. Sub. Notes:
    225,000   B            10.250% due 4/15/08.......................................      239,625
    325,000   B            Series B, 10.250% due 4/15/08.............................      346,125
    250,000   CCC+       Eye Care Centers of America, Inc., Guaranteed Sr. Sub.
                           Notes,
                           9.125% due 5/1/08.........................................      208,750
                         J.C. Penney Co., Inc., Debentures:
    650,000   BBB-         6.900% due 8/15/26........................................      666,250
    275,000   BBB-         8.125% due 4/1/27.........................................      240,625
    950,000   B-         The Pantry, Inc., Guaranteed Sr. Sub. Notes, 10.250% due
                           10/15/07..................................................      857,375
    925,000   BB         Saks Inc., Guaranteed Notes, 7.500% due 12/1/10.............      878,750
--------------------------------------------------------------------------------------------------
                                                                                         3,978,906
--------------------------------------------------------------------------------------------------
TECHNOLOGY -- 2.6%
    875,000   B1*        Amkor Technology, Inc., Sr. Notes, 9.250% due 2/15/08.......      743,750
    700,000   B-         Lucent Technologies, Inc., Debentures, 6.450% due 3/15/29...      311,500
    375,000   B3*        ON Semiconductor Corp., Guaranteed Sr. Notes, 12.000% due
                           5/15/08 (b)...............................................      277,500
    175,000   Ba2*       Sanmina-SCI Corp., Secured Sr. Notes, 10.375% due 1/15/10
                           (b).......................................................      177,625
--------------------------------------------------------------------------------------------------
                                                                                         1,510,375
--------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 10.6%
    625,000   Caa3*      American Cellular Corp., Guaranteed Sr. Sub. Notes, 9.500%
                           due 10/15/09..............................................      121,875
    250,000   CCC+       Centennial Cellular Corp., Sr. Sub. Notes, 10.750% due
                           12/15/08..................................................      136,250
    350,000   B          Crown Castle International Corp., Sr. Discount Notes,
                           10.625% due 11/15/07......................................      316,750
    600,000   B3*        Dobson Communications Corp., Sr. Notes, 10.875% due
                           7/1/10....................................................      510,000
    300,000   CCC-       Horizon PCS, Inc., Guaranteed Sr. Discount Notes, step bond to yield
                           22.052% due 10/1/10.......................................       22,500
    800,000   B          Nextel Communications, Inc., Sr. Notes, 9.375% due
                           11/15/09..................................................      728,000
    925,000   B-         Qwest Corp., Notes, 8.875% due 3/15/12 (b)..................      901,875
    600,000   BB+        Rogers Wireless Inc., Secured Sr. Notes, 9.625% due
                           5/1/11....................................................      570,000
    625,000   B-         Rural Cellular Corp., Sr. Sub. Notes, 9.750% due 1/15/10....      378,125
    700,000   BBB-       Sprint Capital Corp., Guaranteed Notes, 6.125% due
                           11/15/08..................................................      637,917
    800,000   BBB        TeleCorp PCS, Inc., Guaranteed Sr. Sub. Discount Notes, step
                           bond to yield 11.484% due 4/15/09.........................      758,000
    675,000   B-         Triton PCS, Inc., Guaranteed Sr. Sub. Notes, 8.750% due
                           11/15/11 (b)..............................................      550,125
    475,000   B-         TSI Telecommunications Services, Inc., Sr. Sub. Notes,
                           12.750% due 2/1/09 (b)....................................      425,125
    200,000   CCC-       UbiquiTel Inc., Guaranteed Sr. Sub. Discount Notes, step
                           bond to yield
                           52.195% due 4/15/10.......................................       13,000
    775,000   NR         WorldCom, Inc. -- WorldCom Group, Notes, 7.500% due 5/15/11
                           (d).......................................................      186,000
--------------------------------------------------------------------------------------------------
                                                                                         6,255,542
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 28

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(A)                            SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
TEXTILES/APPAREL -- 2.0%
$   475,000   B+         Avondale Mills Inc., Guaranteed Sr. Sub. Notes, 10.250% due
                           5/1/06....................................................  $   444,125
    525,000   BBB-       Tommy Hilfiger U.S.A., Inc., Guaranteed Sr. Notes, 6.500%
                           due 6/1/03................................................      528,750
    200,000   B-         Tropical Sportswear International Corp., Guaranteed Sr. Sub.
                           Notes, Series A, 11.000% due 6/15/08......................      203,000
--------------------------------------------------------------------------------------------------
                                                                                         1,175,875
--------------------------------------------------------------------------------------------------
TRANSPORTATION -- 1.8%
    275,000   Caa1*      Atlas Air, Inc., Sr. Notes, 10.750% due 8/1/05..............       58,437
     75,000   CC         Greyhound Lines, Inc., Guaranteed Sr. Notes, Series B,
                           11.500% due 4/15/07.......................................       52,875
    375,000   B1*        Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V., Sr.
                           Notes,
                           12.500% due 6/15/12 (b)...................................      379,688
    525,000   B          Pacer International, Inc., Guaranteed Sr. Sub. Notes, Series
                           B,
                           11.750% due 6/1/07........................................      543,375
--------------------------------------------------------------------------------------------------
                                                                                         1,034,375
--------------------------------------------------------------------------------------------------
UTILITIES -- 1.5%
    200,000   BB         Allegheny Energy Supply Co. LLC, Bonds, 8.250% due 4/15/12
                           (b).......................................................      129,000
    775,000   B+         Calpine Corp., Sr. Notes, 8.500% due 2/15/11................      341,000
    100,000   BBB-       Consumers Energy Co., First Mortgage Bonds, 7.375% due
                           9/15/23...................................................       97,096
    300,000   B          Illinois Power Co., First Mortgage Bonds, 11.500% due
                           12/15/10 (b)..............................................      291,000
--------------------------------------------------------------------------------------------------
                                                                                           858,096
--------------------------------------------------------------------------------------------------
                         TOTAL CORPORATE BONDS AND NOTES (Cost -- $60,063,918).......   57,698,096
--------------------------------------------------------------------------------------------------
  SHARES                                           SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 0.2%
--------------------------------------------------------------------------------------------------
BROADCASTING/CABLE -- 0.2%
        200              Granite Broadcasting Corp., 12.750% Cumulative
                           Exchangeable..............................................      107,500
--------------------------------------------------------------------------------------------------
TECHNOLOGY -- 0.0%
     11,532              Viasystems Group, Inc., Payment-in-Kind, Series B...........          115
--------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.0%
      3,157              Global Crossing Holding Ltd., 10.500% Sr. Exchangeable......           32
--------------------------------------------------------------------------------------------------
                         TOTAL PREFERRED STOCK (Cost -- $558,085)....................      107,647
--------------------------------------------------------------------------------------------------
 WARRANTS                                          SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
WARRANTS (E) -- 0.0%
--------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS AND SERVICES -- 0.0%
        125              Jostens Inc., Expires 5/1/10................................        4,250
--------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.0%
        275              Horizon PCS Inc., Expires 10/1/10...........................           14
--------------------------------------------------------------------------------------------------
                         TOTAL WARRANTS (Cost -- $7,558).............................        4,264
--------------------------------------------------------------------------------------------------
                         SUB-TOTAL INVESTMENTS (Cost -- $60,629,561).................   57,810,007
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT                                           SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.6%
$   946,000              State Street Bank and Trust Co., 1.050% due 1/2/03; Proceeds
                           at maturity -- $946,055; (Fully collateralized by U.S.
                           Treasury Bills, 0.000% due 11/15/15; Market
                           value -- $969,525) (Cost -- $946,000).....................  $   946,000
--------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS -- 100% (Cost -- $61,575,561**)...........  $58,756,007
--------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an astrerisk (*), are rated by Moody's Investors Service.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c) Convertible bonds exchangeable for shares of common stock.

(d) Security is currently in default.

(e) Non-income producing security.

** Aggregate cost for Federal income tax purposes is $61,803,358.

   See page 35 for definitions of ratings

                       SEE NOTES TO FINANCIAL STATEMENTS.
 30

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                             HIGH YIELD BOND TRUST

                      SUMMARY OF BONDS BY COMBINED RATINGS

STANDARD &                   % OF TOTAL CORPORATE
  POOR'S    AND/OR  MOODY'S    BONDS AND NOTES
-------------------------------------------------
   BBB                Baa            11.3%
    BB                Ba             29.8
    B                  B             46.8
   CCC                Caa             7.5
    CC                Ca              0.1
    NR                NR              4.5
-------------------------------------------------
                                    100.0%
-------------------------------------------------

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                           CAPITAL APPRECIATION FUND

   SHARES                                SECURITY                               VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK -- 84.1%
-----------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 4.9%
     532,715   General Dynamics Corp. .....................................  $ 42,281,590
-----------------------------------------------------------------------------------------
APPAREL -- 2.3%
     455,415   NIKE, Inc., Class B Shares..................................    20,252,305
-----------------------------------------------------------------------------------------
BANKS -- 8.2%
     669,305   Bank of America Corp. ......................................    46,563,549
     521,660   Wells Fargo & Co. ..........................................    24,450,204
-----------------------------------------------------------------------------------------
                                                                               71,013,753
-----------------------------------------------------------------------------------------
BEVERAGES -- 4.9%
     964,225   The Coca-Cola Co. ..........................................    42,252,339
-----------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 3.8%
     160,415   AmerisourceBergen Corp. ....................................     8,712,139
     109,905   Forest Laboratories, Inc.+..................................    10,794,869
     414,930   Genentech, Inc.+............................................    13,759,079
-----------------------------------------------------------------------------------------
                                                                               33,266,087
-----------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 5.2%
   2,151,010   Nokia Oyj, Sponsored ADR....................................    33,340,655
     325,160   QUALCOMM, Inc.+.............................................    11,832,572
-----------------------------------------------------------------------------------------
                                                                               45,173,227
-----------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 11.3%
     393,290   Fannie Mae..................................................    25,300,346
     550,380   The Goldman Sachs Group, Inc. ..............................    37,480,878
     342,250   SLM Corp. ..................................................    35,546,085
-----------------------------------------------------------------------------------------
                                                                               98,327,309
-----------------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING -- 1.3%
      92,915   3M Co. .....................................................    11,456,420
-----------------------------------------------------------------------------------------
HEALTHCARE PROVIDERS AND SERVICES -- 8.4%
     287,510   Cardinal Health, Inc. ......................................    17,017,717
     227,555   Medtronic, Inc. ............................................    10,376,508
     550,460   UnitedHealth Group Inc. ....................................    45,963,410
-----------------------------------------------------------------------------------------
                                                                               73,357,635
-----------------------------------------------------------------------------------------
INSURANCE -- 4.3%
     640,591   American International Group, Inc. .........................    37,058,189
-----------------------------------------------------------------------------------------
MEDIA -- 12.5%
   3,732,862   AOL Time Warner Inc.+.......................................    48,900,492
   1,474,425   Viacom Inc., Class B Shares+................................    60,097,563
-----------------------------------------------------------------------------------------
                                                                              108,998,055
-----------------------------------------------------------------------------------------
OIL AND GAS -- 6.3%
   1,568,200   Exxon Mobil Corp. ..........................................    54,792,908
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 32

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                           CAPITAL APPRECIATION FUND

   SHARES                                SECURITY                               VALUE
-----------------------------------------------------------------------------------------
SOFTWARE -- 8.4%
     330,905   Electronic Arts Inc.+.......................................  $ 16,469,142
   1,102,600   Microsoft Corp.+............................................    57,004,420
-----------------------------------------------------------------------------------------
                                                                               73,473,562
-----------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 0.6%
      73,850   eBay Inc.+..................................................     5,008,507
-----------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 1.7%
     708,250   Vodafone Group PLC..........................................     1,290,969
     772,950   Vodafone Group PLC, Sponsored ADR...........................    14,005,854
-----------------------------------------------------------------------------------------
                                                                               15,296,823
-----------------------------------------------------------------------------------------
               TOTAL COMMON STOCK (Cost -- $866,027,744)...................   732,008,709
-----------------------------------------------------------------------------------------
                                          FACE
                                         SECURITY                               VALUE
-----------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 0.3%
$  2,195,000   U.S. Treasury Notes, 1.875% due 9/30/04
                 (Cost -- $2,200,145)......................................     2,211,034
-----------------------------------------------------------------------------------------
               SUB-TOTAL INVESTMENTS (Cost -- $868,227,889)................   734,219,743
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 15.6%
 135,714,000   U.S. Treasury Bills, due 1/9/03 (Cost -- $135,686,857)......   135,686,857
-----------------------------------------------------------------------------------------
               TOTAL INVESTMENTS -- 100% (Cost -- $1,003,914,746*).........  $869,906,600
-----------------------------------------------------------------------------------------

+ Non-income producing security.
* Aggregate cost for Federal income tax purposes is $1,007,748,942.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                             MONEY MARKET PORTFOLIO

   FACE                                                                       ANNUALIZED
  AMOUNT                                SECURITY                                YIELD          VALUE
--------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES -- 8.2%
$ 8,370,000   Federal Home Loan Bank mature 1/2/03 to 2/19/03.............  1.26% to 1.32%  $  8,360,829
  8,900,000   Federal Home Loan Bank matures 11/25/03.....................       2.00          8,900,000
 15,132,000   Federal National Mortgage Association mature 1/8/03 to
              2/13/03.....................................................   1.30 to 1.52     15,118,382
--------------------------------------------------------------------------------------------------------
              TOTAL U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES
              (Cost -- $32,379,211).......................................                    32,379,211
--------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 91.8%
  7,000,000   Aegon Funding Corp. matures 1/30/03.........................       1.37          6,992,387
 13,533,000   American Express Credit Corp. mature 1/13/03 to 4/25/03.....   1.35 to 1.41     13,524,889
 10,000,000   American General Finance Corp. matures 2/19/03..............       1.32          9,982,305
 13,065,000   American Honda Finance Corp. mature 1/16/03 to 2/11/03......   1.32 to 1.34     13,053,638
  5,030,000   Asset Securitization Coop Corp. mature 1/21/03 to 1/22/03...   1.34 to 1.42      5,026,142
 14,551,000   Becton, Dickinson & Co. mature 1/9/03 to 3/10/03............   1.32 to 1.53     14,533,070
 19,033,000   Caterpillar Financial Services Corp. mature 1/9/03 to
              1/28/03.....................................................   1.32 to 1.35     19,021,924
  8,000,000   Clipper Receivables Corp. matures 1/15/03...................       1.76          7,994,618
  5,000,000   Delaware Funding Corp. matures 1/7/03.......................       1.37          4,998,875
 11,680,000   Diageo Capital PLC matures 2/6/03...........................       1.53         11,662,480
  4,500,000   E.I. du Pont de Nemours & Co. matures 1/10/03...............       1.27          4,498,594
  3,400,000   General Dynamics Corp. matures 1/17/03......................       1.56          3,397,688
  8,000,000   ING U.S. Funding LLC matures 2/5/03.........................       1.32          7,989,889
 10,500,000   Marsh & McLennan Cos. Inc. mature 1/2/03 to 1/27/03.........   1.22 to 1.32     10,492,858
  5,000,000   Merrill Lynch & Co., Inc. matures 11/18/03..................       1.44          5,000,000
  9,000,000   Montauk Funding Corp. mature 1/14/03 to 1/27/03.............   1.39 to 1.40      8,993,306
 18,500,000   Morgan Stanley mature 1/13/03 to 2/18/03....................   1.35 to 1.39     18,483,396
  2,000,000   Nestle Capital Corp. matures 2/12/03........................       1.32          1,996,967
 19,000,000   Nordea North America Inc. mature 1/16/03 to 2/21/03.........   1.34 to 1.36     18,976,346
 14,000,000   Old Line Funding Corp. mature 1/8/03 to 2/19/03.............   1.35 to 1.40     13,980,824
 10,000,000   Old Slip Funding Corp. matures 1/7/03.......................       1.42          9,997,667
 10,000,000   Park Avenue Recreation Corp. matures 2/13/03................       1.35          9,984,114
 10,750,000   Preferred Receivable Funding matures 1/13/03................       1.37         10,745,162
  4,000,000   Private Export Funding Corp. matures 5/1/03.................       1.50          3,980,400
 15,000,000   Province of Quebec matures 2/3/03...........................       1.33         14,981,987
  1,779,000   Quincy Capital Corp. matures 1/17/03........................       1.38          1,777,925
  9,962,000   Rio Tinto America Inc. matures 1/16/03......................       1.34          9,956,521
  7,000,000   Royal Bank of Scotland matures 1/13/03......................       1.34          6,996,920
  3,000,000   Sheffield Receivable Funding matures 2/4/03.................       1.60          2,995,552
 10,500,000   Societe Generale N.A. Inc. matures 2/12/03..................       1.32         10,484,075
 12,570,000   Starfish Global Funding LLC mature 1/9/03 to 1/10/03........   1.36 to 1.42     12,565,861
 19,295,000   Toyota Motor Credit Corp. mature 1/29/03 to 2/10/03.........   1.28 to 1.35     19,271,796
 19,170,000   UBS Finance Inc. mature 1/2/03 to 1/8/03....................   1.22 to 1.37     19,167,366
 18,588,000   Volkswagon of America Inc. matures 1/2/03...................       1.22         18,587,380
  9,000,000   Windmill Funding Corp. matures 2/12/03......................       1.38          8,985,720
--------------------------------------------------------------------------------------------------------
              TOTAL COMMERCIAL PAPER (Cost -- $361,078,642)...............                   361,078,642
--------------------------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $393,457,853*)...........                  $393,457,853
--------------------------------------------------------------------------------------------------------

* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 34

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA     --   Bonds rated "AAA" has the highest rating assigned by
             Standard & Poor's. Capacity to pay interest and repay
             principal is extremely strong.
AA      --   Bonds rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A       --   Bonds rated "A" has a strong capacity to pay interest and
             repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB     --   Bonds rated "BBB" are regarded as having an adequate
             capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
             economic conditions or changing circumstances are more
             likely to lead to a weakened capacity to pay interest and
             repay principal for bonds in this category than for bonds in higher rated categories.
BB, B   --   Bonds rated "BB", "B", "CCC" and "CC" are regarded, on
CCC and      balance, as predominantly speculative with respect to
CC           capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents the lowest degree of speculation and "CC" the highest degree of
             speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by
             large uncertainties or major risk exposures to adverse
             conditions.
C       --   The rating "C" is reserved for income bonds on which no
             interest is being paid.
D       --   Bonds rated "D" are in default, and payment of interest
             and/or repayment of principal is in arrears.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Caa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa     --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
             generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
             and principal is secure. While the various protective
             elements are likely to change, such changes as can be
             visualized are most unlikely to impair the fundamentally
             strong position of such issues.
Aa      --   Bonds rated "Aa" are judged to be of high quality by all
             standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated
             lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of
             protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
             appear somewhat larger than in "Aaa" securities.
A       --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
             Factors giving security to principal and interest are
             considered adequate but elements may be present which
             suggest a susceptibility to impairment some time in the
             future.
Baa     --   Bonds rated "Baa" are considered to be medium grade
             obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security
             appear adequate for the present but certain protective
             elements may be lacking or may be characteristically
             unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have
             speculative characteristics as well.
Ba      --   Bonds rated "Ba" are judged to have speculative elements;
             their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
             moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position
             characterizes bonds in this class.
B       --   Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa     --   Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with
             respect to principal or interest.
Ca      --   Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C       --   Bonds rated "C" are the lowest rated class of bonds, and
             issues so rated can be regarded as having extremely poor
             prospects of ever attaining any real investment standing.
NR      --   Indicates that the bond is not rated by Standard & Poor's or
             Moody's.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 2002

                                                     MANAGED      HIGH YIELD       CAPITAL          MONEY
                                                      ASSETS         BOND        APPRECIATION       MARKET
                                                      TRUST          TRUST           FUND         PORTFOLIO
-------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost...........................  $269,596,357   $60,629,561   $  868,227,889             --
  Short-term investments, at cost................     1,510,633       946,000      135,686,857   $393,457,853
  Foreign currency, at cost......................             8            --               --             --
-------------------------------------------------------------------------------------------------------------
  Investments, at value..........................  $249,148,151   $57,810,007   $  734,219,743             --
  Short-term investments, at value...............     1,510,633       946,000      135,686,857   $393,457,853
  Foreign currency, at value.....................             9            --               --             --
  Cash...........................................           922            31              705          1,766
  Dividends and interest receivable..............     1,457,448     1,379,151          135,753         41,398
  Receivable for securities sold.................       527,327            --               --             --
  Receivable for Fund shares sold................        16,421       781,715               --             --
  Receivable from broker -- variation margin.....         5,250            --               --             --
  Receivable for open forward foreign currency
     contracts (Note 8)..........................            --            --          105,158             --
  Receivable from affiliate......................            --            --               --         44,837
-------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS...................................   252,666,161    60,916,904      870,148,216    393,545,854
-------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased...............     1,008,391        39,500               --             --
  Payable for Fund shares purchased..............       551,956            --        4,532,676             --
  Investment advisory fees payable...............       107,563        21,773          568,486        110,580
  Administration fees payable....................        12,943         2,627           45,002         20,522
  Payable for open forward foreign currency
     contracts (Note 8)..........................            --            --          461,442             --
  Dividends payable..............................            --            --               --        126,646
  Accrued expenses...............................        75,087        35,367          211,571         43,944
-------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES..............................     1,755,940        99,267        5,819,177        301,692
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.................................  $250,910,221   $60,817,637   $  864,329,039   $393,244,162
-------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital................................  $281,281,543   $68,062,534   $1,287,101,288   $393,244,162
  Undistributed (overdistributed) net investment
     income......................................       144,147       150,365             (530)         7,675
  Accumulated net realized loss from security
     transactions and futures contracts..........   (10,021,206)   (4,575,708)    (288,407,485)        (7,675)
  Net unrealized depreciation of investments and
     foreign currencies..........................   (20,494,263)   (2,819,554)    (134,364,234)            --
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.................................  $250,910,221   $60,817,637   $  864,329,039   $393,244,162
-------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING...............................    19,003,896     7,497,745       19,474,846    393,244,162
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE.......................        $13.20         $8.11           $44.38          $1.00
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 36

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 2002

                                                        MANAGED      HIGH YIELD       CAPITAL        MONEY
                                                         ASSETS         BOND       APPRECIATION      MARKET
                                                         TRUST          TRUST          FUND        PORTFOLIO
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..........................................  $  6,462,090   $ 5,450,178   $   4,493,965   $7,012,463
  Dividends.........................................     3,015,843            40       7,300,412           --
  Less: Foreign withholding tax.....................        (5,915)           --        (117,835)          --
-------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...........................     9,472,018     5,450,218      11,676,542    7,012,463
-------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 3).................     1,391,141       278,976       7,878,635    1,270,676
  Administration fees (Note 3)......................       166,937        34,347         630,291      235,820
  Shareholder communications........................        52,455         3,110         164,998       61,749
  Audit and legal...................................        35,614        24,985          45,997       25,474
  Custody...........................................        34,539        51,473          72,500       29,153
  Trustees' fees....................................         6,728         5,214           4,000        3,939
  Shareholder and system servicing fees.............         5,297         5,002           5,001        7,440
  Registration fees.................................            --            --              --        4,495
  Other.............................................         2,057         1,140           2,000        5,192
-------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES....................................     1,694,768       404,247       8,803,422    1,643,938
  Less: Expense reimbursement (Note 3)..............            --            --              --      (71,805)
-------------------------------------------------------------------------------------------------------------
  NET EXPENSES......................................     1,694,768       404,247       8,803,422    1,572,133
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME...............................     7,777,250     5,045,971       2,873,120    5,440,330
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCIES (NOTES 4, 6
AND 8):
  Realized Gain (Loss) From:
     Security transactions (excluding short-term
       securities*).................................    (9,056,478)     (691,927)    (94,729,103)      (7,675)
     Futures contracts..............................      (424,765)           --        (206,054)          --
     Foreign currency transactions..................         1,617            --          (4,500)          --
-------------------------------------------------------------------------------------------------------------
  NET REALIZED LOSS.................................    (9,479,626)     (691,927)    (94,939,657)      (7,675)
-------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Depreciation From:
     Security transactions..........................   (24,695,311)   (1,958,851)   (222,962,795)          --
     Foreign currency transactions..................           699            --        (356,088)          --
-------------------------------------------------------------------------------------------------------------
  CHANGE IN NET UNREALIZED DEPRECIATION OF
     INVESTMENTS....................................   (24,694,612)   (1,958,851)   (223,318,883)          --
-------------------------------------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS, FUTURES CONTRACTS AND
  FOREIGN CURRENCIES................................   (34,174,238)   (2,650,778)   (318,258,540)      (7,675)
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS...  $(26,396,988)  $ 2,395,193   $(315,385,420)  $5,432,655
-------------------------------------------------------------------------------------------------------------

* Except for Money Market Portfolio, where the net realized losses are only from the sale of short-term securities.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR ENDED DECEMBER 31, 2002

                                                  MANAGED       HIGH YIELD       CAPITAL            MONEY
                                                   ASSETS          BOND        APPRECIATION        MARKET
                                                   TRUST          TRUST            FUND           PORTFOLIO
--------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.......................  $  7,777,250   $  5,045,971   $    2,873,120   $     5,440,330
  Net realized loss...........................    (9,479,626)      (691,927)     (94,939,657)           (7,675)
  Change in net unrealized depreciation.......   (24,694,612)    (1,958,851)    (223,318,883)               --
--------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS..........................   (26,396,988)     2,395,193     (315,385,420)        5,432,655
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income.......................   (17,095,483)    (8,752,260)     (16,146,199)       (5,432,655)
  Net realized gains..........................    (1,692,616)            --               --                --
  Capital.....................................            --             --         (124,893)               --
--------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS.............................   (18,788,099)    (8,752,260)     (16,271,092)       (5,432,655)
--------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 13):
  Net proceeds from sale of shares............     5,690,077     24,795,881       62,309,750     1,270,701,166
  Net asset value of shares issued for
     reinvestment of dividends................    18,788,099      8,752,260       16,271,092         5,477,804
  Cost of shares reacquired...................   (35,902,871)   (16,389,171)    (182,668,729)   (1,236,204,304)
--------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS.......................   (11,424,695)    17,158,970     (104,087,887)       39,974,666
--------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS.............   (56,609,782)    10,801,903     (435,744,399)       39,974,666
NET ASSETS:
  Beginning of year...........................   307,520,003     50,015,734    1,300,073,438       353,269,496
--------------------------------------------------------------------------------------------------------------
  END OF YEAR*................................  $250,910,221   $ 60,817,637   $  864,329,039   $   393,244,162
--------------------------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net
  investment income of:.......................      $144,147       $150,365            $(530)           $7,675
--------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 38

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                                            FOR THE YEAR ENDED DECEMBER 31, 2001

                                                   MANAGED      HIGH YIELD       CAPITAL            MONEY
                                                    ASSETS         BOND        APPRECIATION        MARKET
                                                    TRUST          TRUST           FUND           PORTFOLIO
--------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income........................  $  9,531,657   $ 3,854,544   $   13,274,927   $     8,779,133
  Net realized gain (loss).....................     1,220,771    (1,804,980)    (151,852,985)            4,424
  Change in net unrealized appreciation
     (depreciation)............................   (28,324,807)    1,588,101     (334,156,957)               --
--------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
     OPERATIONS................................   (17,572,379)    3,637,665     (472,735,015)        8,783,557
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income........................    (8,531,205)   (2,808,864)      (6,832,941)       (8,779,133)
  Net realized gains...........................   (18,962,162)           --               --            (4,424)
--------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS..............................   (27,493,367)   (2,808,864)      (6,832,941)       (8,783,557)
--------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 13):
  Net proceeds from sale of shares.............    10,722,755    21,125,087      155,455,168     1,413,988,096
  Net asset value of shares issued for
     reinvestment of dividends.................    27,493,367     2,808,864        6,832,941         8,851,893
  Cost of shares reacquired....................   (28,464,299)   (9,424,768)    (180,089,113)   (1,216,687,568)
--------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS........................     9,751,823    14,509,183      (17,801,004)      206,152,421
--------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS..............   (35,313,923)   15,337,984     (497,368,960)      206,152,421
NET ASSETS:
  Beginning of year............................   342,833,926    34,677,750    1,797,442,398       147,117,075
--------------------------------------------------------------------------------------------------------------
  END OF YEAR*.................................  $307,520,003   $50,015,734   $1,300,073,438   $   353,269,496
--------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income
  of:..........................................    $9,496,187    $3,856,654      $13,273,079                --
--------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Money Market Portfolio (collectively, "Fund(s)") are each a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment companies. Shares of the Funds are offered only exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies, including affiliates of the investment manager.

     The significant accounting policies consistently followed by the Funds are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price were reported and U.S. government and agency obligations are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value;
(e) securities, other than U.S. government agencies and obligations, that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2002, reclassifications were made to the capital accounts of the Managed Assets Trust, High Yield Bond Trust and Capital Appreciation Fund, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized loss amounting to $37,568 was reclassified to paid in capital for the High Yield Bond Trust. Net investment income, net realized gains and net assets were not affected by these changes; (k) the Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     The High Yield Bond Trust invests in high yield instruments that are subject to certain credit and market risks. The yields of high yield debt obligations reflect, among other things, perceived credit risk. The High Yield Bond Trust's investment in securities rated below investment-grade typically involve risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

     In addition, High Yield Bond Trust may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current forward rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

     2.  DIVIDENDS

     Money Market Portfolio declares and records a dividend of substantially all of its net investment income on each business day. Such dividends are paid or reinvested on the payable date.

     3.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Company LLC ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager and adviser to Managed Assets Trust ("MAT"), High Yield Bond Trust ("HYBT"), Capital Appreciation Fund ("CAF") and Money Market Portfolio ("MMP"). MAT, CAF and MMP pay

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

TAMIC an investment management and advisory fee calculated at the annual rate of 0.50%, 0.75% and 0.3233%, respectively of its average daily net assets. HYBT pays TAMIC an investment management and advisory fee calculated at an annual rate of 0.50% on the first $50,000,000, 0.40% on the next $100,000,000, 0.30% on the next $100,000,000 and 0.25% on the amount over $250,000,000 of its average daily net assets. This fee is calculated daily and paid monthly.

     TAMIC has a sub-advisory agreement with The Travelers Investment Management Company, Inc. ("TIMCO"), an indirect wholly owned subsidiary of Citigroup. Pursuant to the sub-advisory agreement, TIMCO is responsible for the day-to-day portfolio operations and investment decisions for MAT. As a result, TAMIC pays TIMCO, as sub-adviser, 0.50% of the average daily net assets of MAT.

     TAMIC also has a sub-advisory agreement with Janus Capital Corporation ("Janus"). Pursuant to the sub-advisory agreement, Janus is responsible for the day-to-day portfolio operations and investment decisions for CAF. As a result, TAMIC pays Janus an advisory fee calculated at an annual rate of 0.55% on the first $100,000,000, 0.50% on the next $400,000,000 and 0.45% on the amount over
$500,000,000 of the average daily net assets of CAF.

     The Travelers Insurance Company ("TIC") acts as administrator to the Funds. The Funds pay TIC an administration fee calculated at an annual rate of 0.06% of the average daily net assets. TIC has entered into a sub-administrative services agreement with Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. TIC pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of each Fund. This fee is calculated daily and paid monthly.

     For the year ended December 31, 2002, TIC reimbursed expenses of $71,805 for MMP.

     Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Funds' transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. For the year ended December 31, 2002, each Portfolio paid transfer agent fees of $5,000 to CTB.

     For the year ended December 31, 2002, Salomon Smith Barney Inc. and its affiliates did not receive any brokerage commissions.

     One Trustee and all officers of the Funds are employees of Citigroup or its affiliates.

     4.  INVESTMENTS

     During the year ended December 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                                MANAGED         HIGH         CAPITAL
                                                                 ASSETS      YIELD BOND    APPRECIATION
                                                                 TRUST          TRUST          FUND
-------------------------------------------------------------------------------------------------------
Purchases...................................................  $107,610,666   $68,309,149   $414,025,148
-------------------------------------------------------------------------------------------------------
Sales.......................................................   128,354,130    49,020,287    487,670,749
-------------------------------------------------------------------------------------------------------

     At December 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

                                                                MANAGED         HIGH          CAPITAL
                                                                 ASSETS      YIELD BOND    APPRECIATION
                                                                 TRUST          TRUST          FUND
--------------------------------------------------------------------------------------------------------
Gross unrealized appreciation...............................  $ 16,803,115   $2,428,577    $   8,419,219
Gross unrealized depreciation...............................   (37,595,279)  (5,475,928)    (146,261,561)
--------------------------------------------------------------------------------------------------------
Net unrealized depreciation.................................  $(20,792,164)  $(3,047,351)  $(137,842,342)
--------------------------------------------------------------------------------------------------------

     5.  REPURCHASE AGREEMENTS

     The Funds purchase (and their custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Funds require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     6.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Funds' basis in the contract.

     The Funds enter into such contracts to hedge portions of their respective portfolios. The Funds bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At December 31, 2002, MAT had the following open futures contracts:

                                           EXPIRATION     # OF        BASIS        MARKET     UNREALIZED
                                           MONTH/YEAR   CONTRACTS     VALUE        VALUE         LOSS
--------------------------------------------------------------------------------------------------------
TO BUY:
S&P 500 Index............................     3/03          15      $3,341,933   $3,295,875    $(46,058)
--------------------------------------------------------------------------------------------------------

     7.  OPTION CONTRACTS

     Premiums paid when put or call options are purchased by the Funds, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Funds will realize a loss in the amount of the premium paid. When the Funds enter into closing sales transactions, the Funds will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Funds exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Funds exercise a call option, the cost of the security which the Funds purchase upon exercise will be increased by the premium originally paid.

     At December 31, 2002, the Funds did not hold any purchased call or put option contracts.

     8.  FORWARD FOREIGN CURRENCY CONTRACTS

     HYBT and CAF may enter into forward foreign currency contracts. The Portfolio may from time to time enter into forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at any time it was opened and the value of the contract at the time it was extinguished or offset.

     At December 31, 2002, HYBT did not have any open forward foreign currency contracts.

     At December 31, 2002, CAF had open forward foreign currency contracts as described below. The Portfolios bear the market risk that arises from changes in foreign currency exchange rates. The unrealized loss on the contracts reflected in the accompanying financial statements were as follows:

                                                           LOCAL       MARKET     SETTLEMENT   UNREALIZED
FOREIGN CURRENCY                                         CURRENCY      VALUE         DATE         GAIN
---------------------------------------------------------------------------------------------------------
TO BUY:
British Pound..........................................   300,000    $  481,077    2/21/03     $   1,833
Euro...................................................  4,000,000    4,185,604    2/21/03       103,325
---------------------------------------------------------------------------------------------------------
                                                                                                 105,158
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                           LOCAL       MARKET     SETTLEMENT   UNREALIZED
FOREIGN CURRENCY                                         CURRENCY      VALUE         DATE         LOSS
---------------------------------------------------------------------------------------------------------
TO SELL:
British Pound..........................................  1,800,000   $2,886,460    2/21/03     $ (71,503)
British Pound..........................................  1,000,000    1,603,589    4/15/03        (5,424)
Euro...................................................  9,000,000    9,417,609    2/21/03      (380,709)
Euro...................................................  4,500,000    4,708,803    3/28/03        (3,806)
---------------------------------------------------------------------------------------------------------
                                                                                                (461,442)
---------------------------------------------------------------------------------------------------------
Net Unrealized Loss on Open Forward Foreign Currency Contracts..............................   $(356,284)
---------------------------------------------------------------------------------------------------------

     9.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

     10.  SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS

     The Funds may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Funds commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA/FNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Funds, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At December 31, 2002, the Funds did not hold any TBA securities.

     11.  CAPITAL LOSS CARRYFORWARD

     At December 31, 2002, MAT, HYBT, CAF and MMP had, for Federal income tax purposes, approximately $9,305,000, $4,133,000, $267,592,000 and $8,000,
respectively, of capital loss carryforwards available to offset future realized gains. To the extent that these carryforward losses can be used to offset net realized capital gains, it is probable that such gains will not be distributed.

     The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

                    FUND                        2004        2007         2008           2009          2010
--------------------------------------------------------------------------------------------------------------
Managed Assets Trust........................        --           --            --             --   $ 9,305,000
High Yield Bond Trust.......................  $343,000   $  142,000   $ 1,197,000   $  1,917,000       534,000
Capital Appreciation Fund...................        --           --    41,615,000    151,853,000    74,124,000
Money Market Portfolio......................        --           --            --             --         8,000
--------------------------------------------------------------------------------------------------------------

     In addition, the Funds had the following capital losses realized after October 31, 2002, which were deferred for Federal income tax purposes to the first day of the following year:

FUND
-------------------------------------------------------------------------
Managed Assets Trust........................................  $   397,649
Capital Appreciation Fund...................................   17,337,849
-------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     12.  INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

     At December 31, 2002, the tax basis components of distributable earnings were:

                                                      MANAGED         HIGH          CAPITAL        MONEY
                                                       ASSETS      YIELD BOND    APPRECIATION     MARKET
PORTFOLIO                                              TRUST          TRUST          FUND        PORTFOLIO
----------------------------------------------------------------------------------------------------------
Undistributed ordinary income.....................  $    123,509   $  150,365               --    $13,614
----------------------------------------------------------------------------------------------------------
Accumulated capital losses........................    (9,305,019)  (4,132,529)   $(267,591,724)    (7,675)
----------------------------------------------------------------------------------------------------------
Unrealized depreciation...........................   (20,792,163)  (3,047,351)    (137,842,146)        --
----------------------------------------------------------------------------------------------------------

     The difference between book basis and tax basis of unrealized appreciation and depreciation is attributable primarily to wash sale and other loss deferrals.

     The tax character of distributions paid during the year ended December 31, 2002 were:

                                                      MANAGED        HIGH        CAPITAL        MONEY
                                                      ASSETS      YIELD BOND   APPRECIATION     MARKET
PORTFOLIO                                              TRUST        TRUST          FUND       PORTFOLIO
--------------------------------------------------------------------------------------------------------
Ordinary income...................................  $17,095,483   $8,752,260   $16,146,199    $5,432,655
Long-term capital gains...........................    1,692,616          --             --            --
Return of capital.................................           --          --        124,893            --
--------------------------------------------------------------------------------------------------------
Total.............................................  $18,788,099   $8,752,260   $16,271,092    $5,432,655
--------------------------------------------------------------------------------------------------------

     13.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Fund were as follows:

                                                                 YEAR ENDED          YEAR ENDED
                                                              DECEMBER 31, 2002   DECEMBER 31, 2001
---------------------------------------------------------------------------------------------------
MANAGED ASSETS TRUST
Shares sold.................................................          386,025             631,246
Shares issued on reinvestment...............................        1,397,610           1,769,200
Shares reacquired...........................................       (2,559,554)         (1,731,513)
---------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................         (775,919)            668,933
---------------------------------------------------------------------------------------------------
HIGH YIELD BOND TRUST
Shares sold.................................................        2,743,180           2,305,052
Shares issued on reinvestment...............................        1,061,672             312,096
Shares reacquired...........................................       (1,842,703)         (1,035,325)
---------------------------------------------------------------------------------------------------
Net Increase................................................        1,962,149           1,581,823
---------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND
Shares sold.................................................        1,162,480           2,319,987
Shares issued on reinvestment...............................          351,774             114,685
Shares reacquired...........................................       (3,599,104)         (2,792,897)
---------------------------------------------------------------------------------------------------
Net Decrease................................................       (2,084,850)           (358,225)
---------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO
Shares sold.................................................    1,270,701,166       1,413,988,096
Shares issued on reinvestment...............................        5,477,804           8,851,893
Shares reacquired...........................................   (1,236,204,304)     (1,216,687,568)
---------------------------------------------------------------------------------------------------
Net Increase................................................       39,974,666         206,152,421
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

              MANAGED ASSETS TRUST                   2002      2001(1)    2000(1)      1999       1998
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...............    $15.55      $17.94     $21.12     $19.99     $17.65
--------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income..........................      0.45        0.49       0.48       0.39       0.41
  Net realized and unrealized gain (loss)........     (1.79)      (1.40)     (0.71)      2.30       3.27
--------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations..............     (1.34)      (0.91)     (0.23)      2.69       3.68
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..........................     (0.92)      (0.46)     (0.41)     (0.39)     (0.47)
  Net realized gains(2)..........................     (0.09)      (1.02)     (2.54)     (1.17)     (0.87)
--------------------------------------------------------------------------------------------------------
Total Distributions..............................     (1.01)      (1.48)     (2.95)     (1.56)     (1.34)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.....................    $13.20      $15.55     $17.94     $21.12     $19.99
--------------------------------------------------------------------------------------------------------
TOTAL RETURN.....................................     (8.60)%     (5.08)%    (1.62)%    14.22%     21.44%
--------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)...................  $250,910    $307,520   $342,834   $339,438   $276,182
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)....................................      0.61%       0.59%      0.59%      0.60%      0.60%
  Net investment income..........................      2.80        2.95       2.47       2.17       2.30
--------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..........................        39%         59%        56%        51%        74%
--------------------------------------------------------------------------------------------------------

              HIGH YIELD BOND TRUST                  2002      2001(1)    2000(2)      1999       1998
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...............     $9.04       $8.77      $9.47      $9.85      $9.89
--------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income..........................      0.78        0.80       0.79       0.81       0.77
  Net realized and unrealized gain (loss)........     (0.40)       0.04      (0.70)     (0.38)     (0.13)
--------------------------------------------------------------------------------------------------------
Total Income From Operations.....................      0.38        0.84       0.09       0.43       0.64
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..........................     (1.31)      (0.57)     (0.79)     (0.81)     (0.68)
--------------------------------------------------------------------------------------------------------
Total Distributions..............................     (1.31)      (0.57)     (0.79)     (0.81)     (0.68)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.....................     $8.11       $9.04      $8.77      $9.47      $9.85
--------------------------------------------------------------------------------------------------------
TOTAL RETURN.....................................      4.57%       9.55%      0.97%      4.42%      6.56%
--------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)...................   $60,818     $50,016    $34,678    $30,317    $28,088
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)....................................      0.71%       0.73%      0.83%      0.81%      0.82%
  Net investment income..........................      8.81        8.79       8.74       8.85       8.42
--------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..........................       100%        110%        80%       112%       147%
--------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Distributions from realized gains include both net realized short-term and long-term capital gains.

(3) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25%.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

           CAPITAL APPRECIATION FUND              2002(1)         2001(1)           2000            1999            1998
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..............    $60.30          $82.01         $108.80          $72.74          $46.32
--------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.........................      0.14            0.61            0.29            0.04            0.06
  Net realized and unrealized gain (loss).......    (15.24)         (22.01)         (23.29)          38.08           28.07
--------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.............    (15.10)         (21.40)         (23.00)          38.12           28.13
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.........................     (0.81)          (0.31)          (0.04)          (0.07)          (0.18)
  Net realized gains(2).........................        --              --           (3.75)          (1.99)          (1.53)
  Capital.......................................     (0.01)             --              --              --              --
--------------------------------------------------------------------------------------------------------------------------
Total Distributions.............................     (0.82)          (0.31)          (3.79)          (2.06)          (1.71)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR....................    $44.38          $60.30          $82.01         $108.80          $72.74
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN....................................    (25.09)%        (26.09)%        (21.88)%         53.52%          61.63%
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (MILLIONS)..............      $864          $1,300          $1,797          $1,915            $891
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)...................................      0.84%           0.84%           0.83%           0.83%           0.85%
  Net investment income.........................      0.27            0.91            0.30            0.07            0.18
--------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.........................        52%             47%             30%             37%             53%
--------------------------------------------------------------------------------------------------------------------------
             MONEY MARKET PORTFOLIO                 2002            2001            2000            1999            1998
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..............     $1.00           $1.00           $1.00           $1.00           $1.00
--------------------------------------------------------------------------------------------------------------------------
Net investment income(4)........................     0.014           0.036           0.060           0.049           0.049
Distributions from net investment income........    (0.014)         (0.036)         (0.060)         (0.049)         (0.049)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR....................     $1.00           $1.00           $1.00           $1.00           $1.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN....................................      1.39%           3.71%           6.18%           4.96%           5.08%
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)..................  $393,244        $353,269        $147,117        $119,970         $42,069
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)(5)................................      0.40%           0.40%           0.40%           0.37%           0.65%
  Net investment income.........................      1.38            3.46            6.04            4.96            5.37
--------------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Distributions from realized gains include both net realized short-term and long-term capital gains.

(3) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25%.

(4) Travelers Insurance Company reimbursed Money Market Portfolio for $71,805, $44,028, $47,023 and $85,612 in expenses for the years ended December 31, 2002, 2001, 2000 and 1999, respectively. If expenses were not reimbursed, the per share decreases to net investment income would have been $0.000*, $0.000*, $0.000* and $0.001, respectively, and the actual expense ratios would have been 0.42%, 0.42%, 0.44% and 0.50%, respectively.

(5) For the years ended December 31, 2002, 2001, 2000 and 1999, there was a voluntary expense limitation. As a result of the voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.40%.

 * Amount represents less than $0.001 per share.

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
MANAGED ASSETS TRUST, HIGH YIELD BOND TRUST, CAPITAL APPRECIATION FUND AND MONEY MARKET PORTFOLIO:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Money Market Portfolio ("Funds") as of December 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Funds as of December 31, 2002, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                              [KPMG LLP SIGNATURE]

New York, New York
February 12, 2003

--------------------------------------------------------------------------------
 ADDITIONAL SHAREHOLDER INFORMATION (UNAUDITED)
On March 27, 2002, a Special Meeting of shareholders of the Capital Appreciation Fund was held for the purpose of voting on the following proposal:

To consider and approve a new investment sub-advisory agreement between TAMIC, on behalf of the Fund, and Janus Capital Corporation.

The results of the vote on the proposal were as follows:

   VOTES      % OF SHARES     VOTES       % OF SHARES      VOTES      % OF SHARES
    FOR        VOTED FOR     AGAINST     VOTED AGAINST   ABSTAINED     ABSTAINED
---------------------------------------------------------------------------------
288,009,494     89.25%      18,055,655       5.60%       16,645,410      5.15%

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Trust or Fund hereby designates for the fiscal year ended December 31, 2002:

     - Percentages of ordinary dividends paid as qualifying for the corporate dividends received deduction:

        Managed Assets Trust........................................  30.50%
        Capital Appreciation Fund...................................  48.62

     - Total long-term capital gain distributions paid:

        Managed Assets Trust........................................  $ 1,692,616

The following percentages of ordinary dividends paid from net investment income are derived from Federal obligations and may be exempt from taxation at the state level:

    Managed Assets Trust........................................  27.83%
    Capital Appreciation Fund...................................   1.32
    Money Market Portfolio......................................   2.57

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             LETTER FROM THE MANAGER

U.S. GOVERNMENT SECURITIES PORTFOLIO

INVESTMENT STRATEGY

The U.S. Government Securities Portfolio ("Portfolio") seeks investments with the highest credit quality, current income and total return. The Portfolio normally invests at least 80% of its assets in securities issued, guaranteed or otherwise backed by the U.S. Government, its agencies and instrumentalities.(1) The portfolio manager selects longer-duration(2) investments with a focus on income.

PERFORMANCE REVIEW

For the year ended December 31, 2002, the Portfolio returned 13.63%.(3) In comparison, the return of the Merrill Lynch U.S. Treasury/Agency Master Index ("Merrill U.S. Treasury/Agency Index")(4), which returned 11.30% for the period, and an equally weighted blended average of the Merrill Lynch U.S. Treasuries 15+ Years Index ("Merrill 15+ Years Index")(5) and the Merrill Lynch Mortgage Master Index ("Merrill Mortgage Index")(6) returned 13.25% for the same period.

PORTFOLIO MANAGER MARKET AND PORTFOLIO OVERVIEW

U.S. Treasury and government agency securities overall performed favorably during the 2002 amid a volatile stock market and benign inflationary environment. Liquidity in the fixed-income securities markets was fairly strong during the first quarter of the period.

In the second quarter, the improvement of real economic data tapered off to an extent, which was positive news for U.S. Treasuries, as these securities typically perform better in declining interest rate environments characterized by tempered inflation (when the economy is not overheated). However, perhaps even more of a significant contributor to the performance of fixed-income securities markets was the drop in equities during the period.

The Federal Open Market Committee ("FOMC")(7) reduced the federal funds rate ("fed funds rate")(8) on November 6, 2002 to 1.25%, a 41-year low. In terms of market performance, U.S. Treasury bonds and mortgage-backed securities fluctuated during the fourth quarter. Yields on these instruments (which move inversely to prices) rose sharply in October as prices dropped, but prices subsequently rallied through the remainder of the quarter. The average yields on U.S. Treasury securities issues scheduled to mature in 10 years rose from approximately 3.60% to 3.82%, resulting in a drop in the spread (i.e., gap between yields) on mortgage-backed securities relative to comparable-maturity U.S. Treasuries from a margin of 1.69% to 1.26% (a reversal from the widening in spreads experienced in the second quarter). As of the period's close, the Portfolio was even to its duration(9) target and poised for issues scheduled to mature in five- and 10-year ranges. The Portfolio maintained essentially

---------------
 1 Government bonds are guaranteed by the full faith and credit of the United
   States government as to timely payment of principal and interest. Government bonds and mortgage-related securities do fluctuate in price, and are subject to interest rate and market risks. The U.S. Government guarantee of principal and interest payments only applies to underlying securities in the Fund's portfolio, not the Fund's shares. Please note that the Fund's shares are not guaranteed by the U.S. government or its agencies.
 2 Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.
 3 The performance return cited above does not reflect the reduction of charges and expenses imposed in connection with investing in variable annuity or life contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Fund.
 4 The Merrill U.S. Treasury/Agency Index is a broad measure of the performance of fixed-income securities obligations of the U.S. Treasury and debt obligations of its agencies and instrumentalities. Please note than an investor cannot invest directly in an index.
 5 The Merrill 15+ Years Index is a broad measure of the performance of U.S.
   government debt issues with maturities greater than 15 years. Please note than an investor cannot invest directly in an index.
 6 The Merrill Mortgage Index is a broad measure of the performance of mortgage-backed securities. Please note than investor cannot invest directly in an index.
 7 The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
 8 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
 9 Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

a neutral weighting in mortgage-backed securities relative to its benchmark, but it remains overweighted in other spread products(10) such as government agencies issues.

PORTFOLIO MANAGER MARKET AND PORTFOLIO OUTLOOK

The markets remain focused on employment numbers. Job growth for October and November combined was a mere 46,000 workers. Despite fewer jobs, however, the consumer has supported the U.S. economy as reflected in positive personal income and consumer spending data.

The U.S. economy appears to be on an erratic road to recovery, as reflected in gross domestic product ("GDP"),(11) which rose 1.3% in the second quarter, 4.0% in the third quarter and is expected by many market observers to have slowed in the fourth quarter. The Institute for Supply Management Business index reading of 50 indicated to us that industry had a poor fourth quarter, but the business indicator surged to 54.7 in December, suggesting an increase in manufacturing activity. While it appears to us that the economy may have averted a "double-dip" recession and deflation, the economy still seems to be struggling. Further uncertainty has been created by the tensions in Iraq, North Korea and the uncertainty of fiscal-related proposals (e.g., tax cuts) from the Bush Administration. While it is possible that the FOMC could raise interest rates if business conditions improve in 2003, excluding any external influences (e.g., the Iraq crisis), against the recent economic backdrop we anticipate that any rise in rates may not likely occur until later in 2003.

SOCIAL AWARENESS STOCK PORTFOLIO

INVESTMENT STRATEGY

The Social Awareness Stock Portfolio ("Portfolio") seeks long-term capital appreciation and retention of net investment income by investing 80% of its assets in equity securities. The Portfolio seeks to invest in securities that meet our investment-screen criteria and, when possible, certain social criteria. Key investments include equity securities of large- and mid-sized companies. The Portfolio avoids investing in companies if a significant portion of their revenue comes from the production of tobacco, tobacco products, alcohol, military defense-related services or gambling services.

PERFORMANCE REVIEW

For the year ended December 31, 2002, the Portfolio returned negative 24.81%.(12) In comparison, the S&P 500 Index(13) returned negative 22.09% for the same period.

PORTFOLIO MANAGER MARKET AND PORTFOLIO OVERVIEW

For equity investors, 2002 will be remembered as a challenging year for the markets. The period marked the third consecutive year of negative stock market returns. It was also the year that some of the country's largest companies declared bankruptcy and a few highly visible and, during prior times, most admired corporate executives fell from grace amid allegations of fraudulent financial reporting activities. 2002 also will be remembered as a year characterized by chronic discussions of war with Iraq and concerns about the potential for interruptions in oil supplies. Fears of deflation, rising energy prices, a weak U.S. dollar, a growing U.S. trade deficit and a lack of corporate earnings growth also weighed heavily on investors' minds during the year. The combination of these issues negated the favorable effects generally associated with low interest rates and moderate economic growth and contributed to the S&P 500 Index and the Portfolio finishing down for 2002.

During the first 10 months of the year, U.S. Federal Reserve monetary authorities refrained from dropping short-term interest rates. During the second and third quarters, many investors went on a "flight-to-quality" buying spree by purchasing U.S. Treasuries. Equity markets remained volatile through the third quarter, but the final three months of 2002 on a collective basis

---------------
10 Spread products are fixed-income securities that provide a yield advantage when compared to U.S. Treasury securities such as mortgage-backed securities and corporate bonds.
11 GDP is a market value of goods and services produced by labor and property in a given country.
12 The performance return cited above does not reflect the reduction of charges and expenses imposed in connection with investing in variable annuity or life contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Fund.
13 The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
 50

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

ended on a positive note for the broader stock market and for the Portfolio as well. The S&P 500 Index finished up 8.4% for the period as previously depressed sectors, such as telecommunications and technology, rebounded sharply. Furthermore, investor expectations of a better economic environment in 2003 helped performance in more cyclical sectors.

The Portfolio underperformed the S&P 500 Index in the fourth quarter. The Portfolio's lack of telecommunications exposure and significant position in Tenet Healthcare were main detractors from performance. However, we continue to believe there are long-term structural problems in the telecommunications sector and that until these issues get resolved, brief trading opportunities may potentially arise, but nothing more on the most part. Although the Portfolio's exposure to Tenet Healthcare hurt its performance as a result of investigations into Medicare overbilling, the Portfolio was able to exit the position at much higher prices than where the stock was trading at the end of 2002. Still, this was clearly a disappointment as the stock had been a very good performer in the portfolio for several years.

PORTFOLIO MANAGER MARKET AND PORTFOLIO OUTLOOK

As we start the new year, our list of investment concerns is no shorter than it was in 2002. In fact, many of the concerns are the same. However, we believe that 2003 offers a better opportunity for investors to potentially observe a visible improvement in stocks in areas that have concerned them the most. We have also started the year with stocks more reasonably priced than they were at this time last year. Specifically, as we progress through 2003, we believe we may begin to see progress in terms of a resolution of the conflict with Iraq, a drop in energy prices, continued moderate growth in the U.S. economy, relatively stronger levels of consumer confidence and continued improvement of corporate earnings, a trend begun in the third quarter of 2002. Stock prices have just recently started to respond favorably. With that said, we acknowledge that the list of concerns and risks to the stock markets remains quite real, but with history as our guide and economic factors providing fundamental support, we believe 2003 will be a more favorable environment for stock investors relative to the prior three years.

UTILITIES PORTFOLIO

INVESTMENT STRATEGY

The Utilities Portfolio ("Portfolio") seeks to provide current income, with long-term capital appreciation as a secondary objective. The Portfolio seeks to achieve its objectives by investing at least 80% of its assets in securities (e.g., equity and fixed-income securities) of companies engaged in the utility industry.

PERFORMANCE REVIEW

For the year ended December 31, 2002, the Portfolio returned negative 30.21%.(14) In comparison, the S&P Utility Index(15) returned negative 29.99% and the S&P 500 Index returned negative 22.09% for the same period.

PORTFOLIO MANAGER MARKET AND PORTFOLIO OVERVIEW

Corporate integrity concerns, reaction in the marketplace to fraudulent corporate accounting activities, as well as weakness in the U.S. economy collectively contributed to the weak stock market performance over the past year.

Following a very dismal third quarter, stocks in the utility sector recovered slightly during the final quarter of 2002. Despite continued negative pressures from the credit rating agencies and disappointing earnings announcements, the utilities sector performed better during this quarter due to several factors. Declining inventories, more seasonal weather and concern about war in the Middle East contributed to higher commodity prices and spreads. Expectations about dividend tax relief, a better economy and resolution of the power-related crisis in California in 2003 also appeared to have helped lift utility stocks slightly at the end of the year. The S&P Utility Index returned approximately 4.9% in the fourth quarter, despite its negative return for the year. After having returned more than 50% in 2000, the Index had fallen at least 30% two years in a row and, much like the broader market, is trading back at levels not seen since periods near the mid 1990s.

---------------
14 The performance return cited above does not reflect the reduction of charges and expenses imposed in connection with investing in variable annuity or life contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Fund.
15 The S&P Utility Index is an unmanaged market capitalization-weighted index of natural gas and electric companies. Please note an investor cannot invest directly in an index.

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

The Portfolio slightly underperformed the S&P Utility Index, and experienced less of a negative impact than the index for the year as a whole. Communications, coal and natural gas-related companies all rebounded from depressed levels to contribute solid positive performance in the final quarter. The industrial services sector (oil and gas pipelines industry) contributed to negative performance. Traditional electric utilities provided slightly positive performance as investors in the sector continued to look for stable earnings and dividend yields. We have used the tremendous snap-back in securities of many communications and merchant-related companies to continue to shift holdings in the Portfolio to "weather the storm" that the utility sector has experienced during the past 24 months.

PORTFOLIO MANAGER MARKET AND PORTFOLIO OUTLOOK

As discussed above, although we anticipate better times ahead for the utility sector, there still exists quite a few negative issues that need to be resolved first. Therefore, we continue to emphasize high-quality utilities with strong balance sheets and dependable streams of cash flow, earnings and dividends. These issues include settlement of legal and regulatory-related issues for California, credit and liquidity concerns, power market stability, restoration of corporate credibility, better financial transparency and, last but not least, fundamental power supply/demand imbalances. We expect many of these issues to be resolved at some point in 2003 and believe it will be a year of transition to a more stable and improved environment for utilities.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- U.S. GOVERNMENT SECURITIES PORTFOLIO AS OF 12/31/02 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Year Ended 12/31/02                   13.63%
    Five Years Ended 12/31/02              7.77
    Ten Years Ended 12/31/02               7.88



               CUMULATIVE TOTAL RETURN
               -----------------------
    12/31/92 through 12/31/02            113.46%




This chart assumes an initial investment of $10,000 made on December 31, 1992, assuming reinvestment of dividends, through December 31, 2002. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services. The Merrill Lynch U.S. Treasury/Agency Master Index (also known as the U.S. Government Index) tracks the performance of the combined U.S. Treasury and U.S. Agency markets. The Merrill Lynch U.S. Treasuries 15+ Years Index tracks the performance of the direct Sovereign debt of the U.S. Government. It includes all U.S. dollar-denominated U.S. Treasury Notes and Bonds having at least 15 years remaining term to maturity and a minimum amount outstanding of $1 billion. The Merrill Lynch Mortgage Master Index (also called the Mortgage Backed Securities Index) tracks the performance of the U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year (defined as the aggregation of all mortgage pools having a common issuer, type, coupon and production year.)

[TO COME]

                                                                                                              50% MERRILL LYNCH
                                                                                                             U.S. TREASURIES 15+
                                                                                       MERRILL LYNCH U.S.    YEARS INDEX AND 50%
                                          U.S. GOVERNMENT                               TREASURY/AGENCY        MORTGAGE MASTER
                                        SECURITIES PORTFOLIO   CONSUMER PRICE INDEX       MASTER INDEX              INDEX
                                        --------------------   --------------------    ------------------    -------------------
12/92                                         10000.00               10000.00               10000.00               10000.00
12/93                                         10948.00               10275.00               11063.00               11252.00
12/94                                         10331.00               10550.00               10705.00                9918.00
12/95                                         12853.00               10818.00               12666.00               12321.00
12/96                                         13040.00               11177.00               13015.00               12580.00
12/97                                         14686.00               11366.00               14265.00               14134.00
12/98                                         16184.00               11549.00               15670.00               15616.00
12/99                                         15500.00               11893.00               15339.00               15019.00
12/00                                         17753.00               12297.00               17350.00               17444.00
12/01                                         18786.00               12775.00               18595.00               18482.00
12/02                                         21346.00               13079.00               20691.00               20933.00

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.
--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- SOCIAL AWARENESS STOCK PORTFOLIO AS OF 12/31/02 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Year Ended 12/31/02                 (24.81)%
    Five Years Ended 12/31/02            (0.68)
    Ten Years Ended 12/31/02               7.49



               CUMULATIVE TOTAL RETURN
               -----------------------
    12/31/92 through 12/31/02            106.00%




This chart assumes an initial investment of $10,000 made on December 31, 1992, assuming reinvestment of dividends, through December 31, 2002. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

[TO COME]

                                                 SOCIAL AWARENESS STOCK
                                                        PORTFOLIO                 S&P 500 INDEX           CONSUMER PRICE INDEX
                                                 ----------------------           -------------           --------------------
12/92                                                     10000                       10000                       10000
12/93                                                     10755                       11005                       10275
12/94                                                     10466                       11150                       10550
12/95                                                     13959                       13594                       10818
12/96                                                     16748                       16714                       11177
12/97                                                     21318                       22290                       11366
12/98                                                     28197                       28696                       11549
12/99                                                     32662                       34731                       11893
12/00                                                     32503                       31570                       12297
12/01                                                     27398                       25958                       12775
12/02                                                     20600                       20223                       13079

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- UTILITIES PORTFOLIO AS OF 12/31/02 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Year Ended 12/31/02                 (30.21)%
    Five Years Ended 12/31/02            (4.64)
    2/4/94* through 12/31/02              4.23



               CUMULATIVE TOTAL RETURN
               -----------------------
    2/4/94* through 12/31/02              44.65%



    * Commencement of operations.

This chart assumes an initial investment of $10,000 made on February 4, 1994, assuming reinvestment of dividends, through December 31, 2002. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The S&P Utility Index is an unmanaged market cap-weighted index of natural gas and electric companies. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

[TO COME]

                                        UTILITIES PORTFOLIO       S&P 500 INDEX        S&P UTILITY INDEX     CONSUMER PRICE INDEX
                                        -------------------       -------------        -----------------     --------------------
2/4/94                                        10000.00               10000.00               10000.00               10000.00
12/94                                         10170.00               10072.00                9500.00               10205.00
12/95                                         13149.00               13852.00               12611.00               10464.00
12/96                                         14638.00               17031.00               13328.00               10811.00
12/97                                         18340.00               22712.00               16613.00               10995.00
12/98                                         21680.00               29240.00               19078.00               11171.00
12/99                                         21662.00               35390.00               17327.00               11504.00
12/00                                         26917.00               32168.00               27236.00               11895.00
12/01                                         20728.00               26450.00               18945.00               12357.00
12/31/02                                      14465.00               20606.00               13263.00               12651.00

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 2002
                      U.S. GOVERNMENT SECURITIES PORTFOLIO

   FACE
  AMOUNT                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 20.8%
              U.S. Treasury Bonds:
$ 7,000,000     7.250% due 8/15/22........................................  $  9,112,306
  2,000,000     7.625% due 11/15/22.......................................     2,704,688
  5,000,000     6.875% due 8/15/25........................................     6,325,590
 12,000,000     6.000% due 2/15/26........................................    13,755,480
  4,000,000     6.375% due 8/15/27........................................     4,809,064
 17,000,000     5.500% due 8/15/28........................................    18,373,294
----------------------------------------------------------------------------------------
              TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost -- $52,285,950).....    55,080,422
----------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 57.3%
  1,000,000   Federal Farm Credit Bank, 6.800% due 10/12/07...............     1,169,626
              Federal Home Loan Bank (FHLB) Certificates:
  5,000,000     4.500% due 8/14/09........................................     5,209,650
  3,000,000     5.875% due 2/15/11........................................     3,340,329
  8,000,000     5.750% due 5/15/12........................................     8,961,168
              Federal Home Loan Mortgage Corp. (FHLMC) Certificates:
  5,000,000     4.750% due 8/13/09 (a)....................................     5,149,715
  5,000,000     4.750% due 10/11/12 (a)...................................     5,054,290
  4,330,000     6.000% due 6/27/17........................................     4,605,890
  4,204,089     7.000% due 7/1/29.........................................     4,395,901
    279,559     8.000% due 9/1/30 (a).....................................       299,889
 11,344,480     5.500% due 2/1/32 (a).....................................    11,583,938
  4,835,740     7.500% due 2/1/32 (a).....................................     5,144,067
  1,814,138     7.500% due 5/1/32.........................................     1,929,772
              Federal National Mortgage Association (FNMA) Certificates:
  5,000,000     5.500% due 7/18/12........................................     5,236,865
  4,645,627     5.000% due 1/1/17 (b).....................................     4,773,231
 20,320,000     5.000% due 1/15/18 (c)....................................    20,815,300
  3,261,954     6.500% due 12/1/27 (b)....................................     3,411,248
  3,000,000     6.250% due 5/15/29........................................     3,347,982
  9,655,459     5.500% due 2/1/32 (b).....................................     9,975,499
  9,242,824     7.500% due 7/1/32 (b).....................................     9,629,982
  6,000,000     5.500% due 1/15/33 (c)....................................     6,120,000
 13,949,000   Financing Corp. Strips, Series 13, zero coupon due
                6/27/11...................................................     9,442,245
              Government National Mortgage Association (GNMA)
                Certificates:
    680,105     9.000% due 9/15/09 (b)....................................       740,887
    288,310     8.500% due 6/15/18 (b)....................................       318,892
  5,987,253   National Archives Facility Trust, COP, 8.500% due 9/1/19....     7,750,086
  4,680,000   Student Loan Marketing Association (SLMA), zero coupon due
                5/15/14...................................................     2,042,076
  9,000,000   Tennessee Valley Authority Certificates, 7.125% due
                5/1/30....................................................    11,221,569
----------------------------------------------------------------------------------------
              TOTAL U.S. GOVERNMENT AGENCIES (Cost -- $145,535,248).......   151,670,097
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                      U.S. GOVERNMENT SECURITIES PORTFOLIO

   FACE
  AMOUNT                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 9.6%
              Federal Home Loan Mortgage Corp. (FHLMC):
$ 1,205,539     Series 1103, Class J, 8.500% due 6/15/21..................  $  1,279,892
  7,000,000     Series 2315, Class CL, 6.500% due 5/15/31.................     7,565,004
  3,000,000     Series 2422, Class CH, 6.500% due 2/15/32.................     3,195,766
  5,000,000     Series 2451, Class QB, 6.500% due 3/15/30.................     5,289,439
  3,863,320   FNMA, Series 2000-46, Class PB, 7.500% due 3/25/29 (a)......     3,920,875
  4,000,000   GNMA, Series 2002-47, Class PG, 6.500% due 7/16/32..........     4,283,196
----------------------------------------------------------------------------------------
              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                (Cost -- $24,381,013).....................................    25,534,172
----------------------------------------------------------------------------------------
              SUB-TOTAL INVESTMENTS (Cost -- $222,202,211)................   232,284,691
----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 12.3%
 32,583,000   State Street Bank and Trust Co., 1.050% due 1/2/03; Proceeds
                at maturity -- $32,584,901; (Fully collateralized by U.S.
                Treasury Notes, 4.875% due 2/15/12;
                Market value -- $33,237,281) (Cost -- $32,583,000)........    32,583,000
----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $254,785,211*)...........  $264,867,691
----------------------------------------------------------------------------------------

(a) All or a portion of this security is segregated for mortgage dollar rolls.
(b) Date shown represents the last in range of maturity dates.
(c) Mortgage dollar roll (See Note 8).
 *  Aggregate cost for Federal income tax purposes is $254,901,160.

    Abbreviations used in this schedule:
    COP -- Certificate of participation

                       SEE NOTES TO FINANCIAL STATEMENTS.
 56

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                        SOCIAL AWARENESS STOCK PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
COMMON STOCK -- 96.4%
--------------------------------------------------------------------------------------
BASIC MATERIALS -- 8.4%
    22,400   Air Products & Chemicals, Inc. .............................  $   957,600
    40,000   Alcoa Inc. .................................................      911,200
    25,000   E.I. du Pont de Nemours & Co. ..............................    1,060,000
    15,000   Engelhard Corp. ............................................      335,250
    24,100   Kimberly-Clark Corp. .......................................    1,144,027
    10,000   Praxair, Inc. ..............................................      577,700
     5,000   Weyerhaeuser Co. ...........................................      246,050
--------------------------------------------------------------------------------------
                                                                             5,231,827
--------------------------------------------------------------------------------------
BUSINESS SERVICES -- 2.8%
    20,000   Omnicom Group Inc. .........................................    1,292,000
    17,000   Paychex, Inc. ..............................................      474,300
--------------------------------------------------------------------------------------
                                                                             1,766,300
--------------------------------------------------------------------------------------
CAPITAL GOODS -- 1.5%
     5,000   Centex Corp. ...............................................      251,000
     6,500   Illinois Tool Works Inc. ...................................      421,590
     5,217   KB HOME.....................................................      223,549
--------------------------------------------------------------------------------------
                                                                               896,139
--------------------------------------------------------------------------------------
COMMUNICATIONS AND MEDIA -- 5.4%
    31,100   AOL Time Warner Inc.+.......................................      407,410
    39,500   Comcast Corp., Special Class A Shares+......................      892,305
    17,500   Cox Communications, Inc., Class A Shares+...................      497,000
     9,000   Univision Communications Inc., Class A Shares+..............      220,500
     5,000   Verizon Communications Inc. ................................      193,750
    28,650   Viacom Inc., Class B Shares+................................    1,167,774
--------------------------------------------------------------------------------------
                                                                             3,378,739
--------------------------------------------------------------------------------------
CONGLOMERATES -- 0.4%
    15,000   Tyco International Ltd. ....................................      256,200
--------------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 1.8%
    17,900   The Black & Decker Corp. ...................................      767,731
    10,900   The Stanley Works...........................................      376,922
--------------------------------------------------------------------------------------
                                                                             1,144,653
--------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS -- 7.5%
     8,000   ConAgra Foods, Inc. ........................................      200,080
    30,000   The Gillette Co. ...........................................      910,800
    20,000   Kraft Foods Inc., Class A Shares............................      778,600
    17,500   PepsiCo, Inc. ..............................................      738,850
    26,500   Sara Lee Corp. .............................................      596,515
    49,000   Sysco Corp. ................................................    1,459,710
--------------------------------------------------------------------------------------
                                                                             4,684,555
--------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                        SOCIAL AWARENESS STOCK PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
ENERGY -- 5.5%
    16,800   Anadarko Petroleum Corp. ...................................  $   804,720
     6,000   Apache Corp. ...............................................      341,940
    24,026   BP PLC, Sponsored ADR.......................................      976,656
     5,000   Noble Corp.+................................................      175,750
    24,800   Royal Dutch Petroleum Co., NY Shares .......................    1,091,696
--------------------------------------------------------------------------------------
                                                                             3,390,762
--------------------------------------------------------------------------------------
FINANCE -- 22.4%
    22,000   AMBAC Financial Group, Inc. ................................    1,237,280
    32,900   American Express Co. .......................................    1,163,015
    22,360   American International Group, Inc. .........................    1,293,526
    45,000   The Bank of New York Co., Inc. .............................    1,078,200
    31,500   Bank One Corp. .............................................    1,151,325
    15,000   Capital One Financial Corp. ................................      445,800
     7,100   Freddie Mac.................................................      419,255
    16,315   The Hartford Financial Services Group, Inc. ................      741,191
    50,000   J.P. Morgan Chase & Co. ....................................    1,200,000
     5,000   Lehman Brothers Holdings, Inc. .............................      266,450
    13,662   Marsh & McLennan Cos., Inc. ................................      631,321
     9,750   MBNA Corp. .................................................      185,445
    10,000   Merrill Lynch & Co., Inc. ..................................      379,500
    24,000   Morgan Stanley..............................................      958,080
     7,500   State Street Corp. .........................................      292,500
    10,000   Washington Mutual, Inc. ....................................      345,300
    25,000   Wells Fargo & Co. ..........................................    1,171,750
    12,500   XL Capital Ltd., Class A Shares.............................      965,625
--------------------------------------------------------------------------------------
                                                                            13,925,563
--------------------------------------------------------------------------------------
HEALTHCARE -- 13.6%
    24,500   Amgen Inc.+.................................................    1,184,330
    20,000   Bristol-Myers Squibb Co. ...................................      463,000
    21,000   Eli Lilly & Co. ............................................    1,333,500
     6,500   HCA Inc. ...................................................      269,750
    29,000   Johnson & Johnson...........................................    1,557,590
    14,000   MedImmune Inc.+.............................................      380,380
    27,000   Medtronic, Inc. ............................................    1,231,200
    54,000   Pfizer Inc. ................................................    1,650,780
    10,000   Wyeth.......................................................      374,000
--------------------------------------------------------------------------------------
                                                                             8,444,530
--------------------------------------------------------------------------------------
INSURANCE -- 0.5%
     4,500   Anthem, Inc.+...............................................      283,050
     1,560   Wellchoice Inc.+............................................       37,362
--------------------------------------------------------------------------------------
                                                                               320,412
--------------------------------------------------------------------------------------
RETAIL -- 7.6%
    12,000   Costco Wholesale Corp.+.....................................      336,720
     5,000   CVS Corp. ..................................................      124,850

                       SEE NOTES TO FINANCIAL STATEMENTS.
 58

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                        SOCIAL AWARENESS STOCK PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
          )                                     RETAIL -- 7.6% (CONTINUED
    23,000   The Home Depot, Inc. .......................................  $   551,080
    20,000   Lowe's Cos., Inc. ..........................................      750,000
    10,000   Target Corp. ...............................................      300,000
    34,300   Wal-Mart Stores, Inc. ......................................    1,732,493
    34,700   Wendy's International, Inc. ................................      939,329
--------------------------------------------------------------------------------------
                                                                             4,734,472
--------------------------------------------------------------------------------------
TECHNOLOGY -- 15.0%
    17,700   Applied Materials, Inc.+....................................      230,631
    18,100   Automatic Data Processing, Inc. ............................      710,425
    13,000   Celestica, Inc.+............................................      183,300
    73,700   Cisco Systems, Inc.+........................................      965,470
    25,500   Dell Computer Corp.+........................................      681,870
   110,400   EMC Corp.+..................................................      677,856
    18,000   Intel Corp. ................................................      280,260
    10,000   International Business Machines Corp. ......................      775,000
    44,400   Microsoft Corp.+............................................    2,295,480
    35,000   Motorola, Inc. .............................................      302,750
    40,000   Nokia Oyj, Sponsored ADR....................................      620,000
    64,900   Oracle Corp.+...............................................      700,920
   156,700   Sun Microsystems, Inc.+.....................................      487,337
    40,000   Vishay Intertechnology, Inc.+...............................      447,200
--------------------------------------------------------------------------------------
                                                                             9,358,499
--------------------------------------------------------------------------------------
TRANSPORTATION -- 2.9%
    15,000   Norfolk Southern Corp. .....................................      299,850
    25,230   Southwest Airlines Co. .....................................      350,697
    18,700   United Parcel Service, Inc., Class B Shares.................    1,179,596
--------------------------------------------------------------------------------------
                                                                             1,830,143
--------------------------------------------------------------------------------------
UTILITIES -- 1.1%
    10,000   Consolidated Edison Inc. ...................................      428,200
    10,000   The Southern Co. ...........................................      283,900
--------------------------------------------------------------------------------------
                                                                               712,100
--------------------------------------------------------------------------------------
             TOTAL COMMON STOCK (Cost -- $64,971,677)....................   60,074,894
--------------------------------------------------------------------------------------
   FACE
  AMOUNT                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.6%
$2,245,000   Merrill Lynch & Co., Inc., 1.050% due 1/2/03; Proceeds at
               maturity -- $2,245,131; (Fully collateralized by various
               U.S. government agency obligations, 0.000% to 7.450% due
               8/15/03 to 11/15/17; Market value -- $2,289,901)
               (Cost -- $2,245,000)......................................    2,245,000
--------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100% (Cost -- $67,216,677*)............  $62,319,894
--------------------------------------------------------------------------------------

+ Non-income producing security.
* Aggregate cost for Federal income tax purposes is $67,218,886.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                              UTILITIES PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
COMMON STOCK -- 96.3%
--------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.7%
     1,571   AT&T Corp. .................................................  $    41,019
    19,000   Sprint Corp. -- FON Group...................................      275,120
     1,500   Verizon Communications Inc. ................................       58,125
--------------------------------------------------------------------------------------
                                                                               374,264
--------------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 70.6%
     5,000   Ameren Corp. ...............................................      207,850
    15,000   American Electric Power Co., Inc. ..........................      409,950
    32,000   Cinergy Corp. ..............................................    1,079,040
    14,500   Consolidated Edison Inc. ...................................      620,890
    33,000   Constellation Energy Group, Inc. ...........................      918,060
    28,806   Dominion Resources, Inc. ...................................    1,581,449
    15,095   DTE Energy Co. .............................................      700,408
    62,800   Duke Energy Co. ............................................    1,227,112
    10,000   Edison International+.......................................      118,500
    10,000   The Empire District Electric Co. ...........................      182,000
    25,000   Entergy Corp. ..............................................    1,139,750
    20,500   Exelon Corp. ...............................................    1,081,785
    30,000   Firstenergy Corp. ..........................................      989,100
    15,600   FPL Group, Inc. ............................................      938,028
    25,000   PG&E Corp. .................................................      347,500
    10,000   Pinnacle West Capital Corp. ................................      340,900
    24,000   PPL Corp. ..................................................      832,320
    25,000   Progress Energy Inc. .......................................    1,083,750
     9,000   Public Service Enterprise Group, Inc. ......................      288,900
    40,000   The Southern Co. ...........................................    1,135,600
    13,000   TXU Corp. ..................................................      242,840
--------------------------------------------------------------------------------------
                                                                            15,465,732
--------------------------------------------------------------------------------------
GAS UTILITIES -- 19.8%
    17,800   Energen Corp. ..............................................      517,980
    22,500   Keyspan Corp. ..............................................      792,900
     5,000   Kinder Morgan, Inc. ........................................      211,350
    27,000   National Fuel Gas Co. ......................................      559,710
    20,000   NiSource Inc. ..............................................      400,000
    42,400   Sempra Energy...............................................    1,002,760
    36,400   Southwest Gas Corp. ........................................      853,580
--------------------------------------------------------------------------------------
                                                                             4,338,280
--------------------------------------------------------------------------------------
METALS AND MINING -- 3.1%
    20,000   Arch Coal Inc. .............................................      431,800
     8,100   Peabody Energy Corp. .......................................      236,763
--------------------------------------------------------------------------------------
                                                                               668,563
--------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 60

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                              UTILITIES PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 1.1%
    20,404   AT&T Wireless Services Inc.+................................  $   115,282
     4,968   Comcast Corp., Class A Shares+..............................      117,096
--------------------------------------------------------------------------------------
                                                                               232,378
--------------------------------------------------------------------------------------
             TOTAL COMMON STOCK (Cost -- $21,757,658)....................   21,079,217
--------------------------------------------------------------------------------------

   FACE
  AMOUNT     RATING(a)                      SECURITY                                    VALUE
------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 0.9%
------------------------------------------------------------------------------------------------
ELECTRIC/GAS -- 0.9%
$  200,000    A-       Arizona Public Service Co., 1st Mortgage Bonds, 7.250% due
                       8/1/23
                         (Cost -- $177,091)........................................      203,042
------------------------------------------------------------------------------------------------
                       SUB-TOTAL INVESTMENTS (Cost -- $21,934,749).................   21,282,259
------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.8%
   618,000             Merrill Lynch & Co., Inc. 1.050% due 1/2/03; Proceeds at
                         maturity -- $618,036; (Fully collateralized by various
                         U.S. government agency obligations,
                         0.000% to 7.450% due 8/15/03 to 11/15/17; Market
                         value -- $630,360)
                         (Cost -- $618,000)........................................      618,000
------------------------------------------------------------------------------------------------
                       TOTAL INVESTMENTS -- 100% (Cost -- $22,552,749*)............  $21,900,259
------------------------------------------------------------------------------------------------

 +  Non-income producing security.
(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

    See page 62 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA       --  Bonds rated "AAA" has the highest rating assigned by
              Standard & Poor's. Capacity to pay interest and repay
              principal is extremely strong.
AA        --  Bonds rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A         --  Bonds rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB       --  Bonds rated "BBB" are regarded as having an adequate
              capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
              economic conditions or changing circumstances are more
              likely to lead to a weakened capacity to pay interest and
              repay principal for bonds in this category than for bonds in higher rated categories.
BB, B     --  Bonds rated "BB" and "B" are regarded, on balance, as
and CCC       predominantly speculative with respect to capacity to pay
              interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of
              speculation than "B", and "CCC" the highest degree of
              speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by
              large uncertainties or major risk exposures to adverse
              conditions.
C         --  The rating "C" is reserved for income bonds on which no interest is being paid.
D         --  Bonds rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Caa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa       --  Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
              generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
              and principal is secure. While the various protective
              elements are likely to change, such changes as can be
              visualized are most unlikely to impair the fundamentally
              strong position of such issues.
Aa        --  Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated
              lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of
              protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
              appear somewhat larger than in "Aaa" securities.
A         --  Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
              Factors giving security to principal and interest are
              considered adequate but elements may be present which
              suggest a susceptibility to impairment some time in the
              future.
Baa       --  Bonds rated "Baa" are considered to be medium grade
              obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security
              appear adequate for the present but certain protective
              elements may be lacking or may be characteristically
              unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have
              speculative characteristics as well.
Ba        --  Bonds rated "Ba" are judged to have speculative elements;
              their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
              moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position
              characterizes bonds in this class.
B         --  Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa       --  Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with
              respect to principal or interest.
Ca        --  Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C         --  Bonds rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor
              prospects of ever attaining any real investment standing.
NR        --  Indicates that the bond is not rated by Standard & Poor's or
              Moody's.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 2002

                                                           U.S. GOVERNMENT    SOCIAL AWARENESS
                                                             SECURITIES            STOCK           UTILITIES
                                                              PORTFOLIO          PORTFOLIO         PORTFOLIO
--------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost.................................     $222,202,211        $ 64,971,677      $ 21,934,749
  Repurchase agreements, at cost.......................       32,583,000           2,245,000           618,000
--------------------------------------------------------------------------------------------------------------
  Investments, at value................................     $232,284,691        $ 60,074,894      $ 21,282,259
  Repurchase agreements, at value......................       32,583,000           2,245,000           618,000
  Cash.................................................               69                 751               466
  Receivable for Fund shares sold......................        3,436,972                  --             4,417
  Dividends and interest receivable....................        2,233,342              70,062            49,920
--------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS.........................................      270,538,074          62,390,707        21,955,062
--------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased.....................       26,546,905                  --                --
  Investment advisory fees payable.....................           64,101              33,252            11,904
  Administration fees payable..........................           11,901               4,524               794
  Payable for Fund shares purchased....................               --              13,464           351,574
  Accrued expenses.....................................           44,208              41,724            29,506
--------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES....................................       26,667,115              92,964           393,778
--------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.......................................     $243,870,959        $ 62,297,743      $ 21,561,284
--------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital......................................     $232,637,520        $ 80,097,347      $ 36,349,854
  Undistributed net investment income..................          329,492              10,305             2,662
  Accumulated net realized gain (loss) from security
     transactions......................................          821,467         (12,913,126)      (14,138,742)
  Net unrealized appreciation (depreciation) of
     investments.......................................       10,082,480          (4,896,783)         (652,490)
--------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.......................................     $243,870,959        $ 62,297,743      $ 21,561,284
--------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING.....................................       18,563,920           3,467,533         2,411,721
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE.............................           $13.14              $17.97             $8.94
--------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 2002

                                                           U.S. GOVERNMENT    SOCIAL AWARENESS
                                                             SECURITIES            STOCK           UTILITIES
                                                              PORTFOLIO          PORTFOLIO         PORTFOLIO
--------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest...............................................   $  9,064,411        $     25,966      $     29,936
  Dividends..............................................             --             841,401         1,038,102
  Less: Foreign withholding tax..........................             --             (11,260)               --
--------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME................................      9,064,411             856,107         1,068,038
--------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 2)......................        550,096             450,451           183,378
  Administration fees (Note 2)...........................        103,175              43,686            16,927
  Shareholder communications.............................         32,910              18,036             5,104
  Audit and legal........................................         28,234              26,593            26,962
  Custody................................................         24,382              15,278             9,923
  Trustees' fees.........................................          6,581               6,845             6,595
  Shareholder and system servicing fees..................          5,012               5,791             5,005
  Other..................................................            135                 538               682
--------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES.........................................        750,525             567,218           254,576
--------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME....................................      8,313,886             288,889           813,462
--------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE
3):
  Realized Gain (Loss) From Security Transactions
  (excluding short-term securities):
     Proceeds from sales.................................    273,681,924          26,502,471        12,367,566
     Cost of securities sold.............................    270,350,477          34,657,935        23,544,775
--------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)...............................      3,331,447          (8,155,464)      (11,177,209)
--------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) of
  Investments:
     Beginning of year...................................       (541,063)          8,826,950            49,410
     End of year.........................................     10,082,480          (4,896,783)         (652,490)
--------------------------------------------------------------------------------------------------------------
  CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)...     10,623,543         (13,723,733)         (701,900)
--------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS...........................     13,954,990         (21,879,197)      (11,879,109)
--------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS........   $ 22,268,876        $(21,590,308)     $(11,065,647)
--------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 64

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR ENDED DECEMBER 31, 2002

                                                    U.S. GOVERNMENT    SOCIAL AWARENESS
                                                      SECURITIES            STOCK           UTILITIES
                                                       PORTFOLIO          PORTFOLIO         PORTFOLIO
-------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income...........................   $  8,313,886        $    288,889      $    813,462
  Net realized gain (loss)........................      3,331,447          (8,155,464)      (11,177,209)
  Change in net unrealized appreciation
     (depreciation)...............................     10,623,543         (13,723,733)         (701,900)
-------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
     OPERATIONS...................................     22,268,876         (21,590,308)      (11,065,647)
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income...........................    (14,482,356)           (642,498)       (1,848,406)
  Net realized gains..............................     (1,567,341)                 --                --
-------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS.................................    (16,049,697)           (642,498)       (1,848,406)
-------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares................    125,224,139           8,483,608         2,027,881
  Net asset value of shares issued
     for reinvestment of dividends................     16,049,697             642,498         1,848,406
  Cost of shares reacquired.......................    (30,112,939)         (7,939,606)       (8,833,615)
-------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS...........................    111,160,897           1,186,500        (4,957,328)
-------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS...............    117,380,076         (21,046,306)      (17,871,381)
NET ASSETS:
  Beginning of year...............................    126,490,883          83,344,049        39,432,665
-------------------------------------------------------------------------------------------------------
  END OF YEAR*....................................   $243,870,959        $ 62,297,743      $ 21,561,284
-------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income
  of:.............................................       $329,492             $10,305            $2,662
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS
                                            FOR THE YEAR ENDED DECEMBER 31, 2001

                                                    U.S. GOVERNMENT    SOCIAL AWARENESS
                                                      SECURITIES            STOCK           UTILITIES
                                                       PORTFOLIO          PORTFOLIO         PORTFOLIO
-------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income...........................   $  6,175,059        $    364,152      $  1,038,124
  Net realized gain (loss)........................      1,566,826          (3,906,695)       (2,961,533)
  Change in net unrealized appreciation
     (depreciation)...............................     (1,842,992)        (10,401,433)      (10,419,460)
-------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
     OPERATIONS...................................      5,898,893         (13,943,976)      (12,342,869)
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income...........................     (4,359,413)           (345,874)         (855,489)
  Net realized gains..............................             --                  --        (2,174,214)
-------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS.................................     (4,359,413)           (345,874)       (3,029,703)
-------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares................     53,164,510          21,161,058        13,760,099
  Net asset value of shares issued for
     reinvestment of dividends....................      4,359,413             345,874         3,029,703
  Cost of shares reacquired.......................    (23,542,477)         (5,056,878)      (10,440,940)
-------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS.................................     33,981,446          16,450,054         6,348,862
-------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS.................     35,520,926           2,160,204        (9,023,710)
NET ASSETS:
  Beginning of year...............................     90,969,957          81,183,845        48,456,375
-------------------------------------------------------------------------------------------------------
  END OF YEAR*....................................   $126,490,883        $ 83,344,049      $ 39,432,665
-------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income
     of:..........................................     $6,259,495            $363,914        $1,037,606
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 66

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The U.S. Government Securities, Social Awareness Stock and Utilities Portfolios (collectively, "Portfolio(s)") are separate investment portfolios of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and 13 other separate investment portfolios: Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, Large Cap, Equity Income, Disciplined Mid Cap Stock, Convertible Securities, formerly known as Convertible Bond, MFS Mid Cap Growth, MFS Research, MFS Value, and Zero Coupon Bond Fund Portfolio (Series 2005) Portfolios. Shares of the Trust are offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies, including affiliates of the investment manager. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales prices were reported and U.S. Government and Agency obligations are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) securities, other than U.S. government agencies and obligations, that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis and dividend income is recorded on the ex-dividend date; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes;
(j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2002, reclassifications were made to the capital accounts of the U.S. Government Securities Portfolio, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by these changes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Company LLC ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc., ("Citigroup"), acts as investment manager and adviser to U.S. Government Securities Portfolio ("USGS"). USGS pays TAMIC an investment management and advisory fee calculated at the annual rate of 0.3233% of its average daily net assets. This fee is calculated daily and paid monthly.

     Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. and an indirect wholly owned subsidiary of Citigroup, acts as investment manager and adviser to the Social Awareness Stock ("SAS") and Utilities ("Utilities") Portfolios. SAS pays SBFM an investment management and advisory fee calculated at an annual rate of: 0.65% on the first $50 million, 0.55% on the next $50 million, 0.45% on the next $100 million and 0.40% on amounts over $200 million of the average daily net assets. Utilities pays SBFM investment management and advisory fees calculated at an annual rate of 0.65% of the average daily net assets. These fees are calculated daily and paid monthly.

     The Travelers Insurance Company ("TIC") acts as administrator to the Portfolios. The Portfolios pay TIC an administration fee calculated at an annual rate of 0.06% of the average daily net assets. TIC has entered into a sub-administrative services agreement with SBFM. TIC pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of each Portfolio. This fee is calculated daily and paid monthly.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Portfolios' transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. For the year ended December 31, 2002, each Portfolio paid transfer agent fees of $5,000 to CTB.

     For the year ended December 31, 2002, Salomon Smith Barney Inc. and its affiliates did not received any brokerage commissions.

     One Trustee and all officers of the Trust are employees of Citigroup or its affiliates.

     3.  INVESTMENTS

     During the year ended December 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                                  USGS           SAS        UTILITIES
------------------------------------------------------------------------------------------------------
Purchases...................................................  $381,679,005   $29,098,101   $ 7,124,547
------------------------------------------------------------------------------------------------------
Sales.......................................................   273,681,924    26,502,471    12,367,566
------------------------------------------------------------------------------------------------------

     At December 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

                                                                 USGS           SAS         UTILITIES
------------------------------------------------------------------------------------------------------
Gross unrealized appreciation...............................  $10,218,071   $  6,407,212   $ 2,129,673
Gross unrealized depreciation...............................     (251,540)   (11,306,204)   (2,782,163)
------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)..................  $ 9,966,531   $ (4,898,992)  $  (652,490)
------------------------------------------------------------------------------------------------------

     4.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

     5.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolios' basis in the contract.

     The Portfolios enter into such contracts to hedge portions of their respective portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At December 31, 2002, the Portfolios did not hold any futures contracts.

     6.  OPTION CONTRACTS

     Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into closing sales transactions, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     At December 31, 2002, the Portfolios did not hold any purchased call or put option contracts.

     7.  SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS

     The Portfolios may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Portfolios commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA/FNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolios, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At December 31, 2002, the Portfolios did not hold any TBA securities.

     8.  MORTGAGE DOLLAR ROLLS

     The Portfolios may enter into dollar rolls in which the Portfolios sell mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Portfolios forego principal and interest paid on the securities. The Portfolios are compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security.

     At December 31, 2002, USGS had outstanding net contracts to repurchase mortgage-backed securities of $6,003,010, and $20,543,895 for scheduled settlements on January 14, 2003 and January 21, 2003, respectively. In addition, at December 31, 2002, SAS and Utilities did not have any mortgage dollar rolls outstanding.

     9.  CAPITAL LOSS CARRYFORWARD

     At December 31, 2002, SAS and Utilities had, for Federal income tax purposes approximately $12,180,000 and $13,307,000 respectively, of capital loss carryforwards available to offset future realized gains. To the extent that these carryforward losses can be used to offset net realized capital gains, it is probable that such gains will not be distributed.

     The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

PORTFOLIO                                                       2008        2009         2010
-------------------------------------------------------------------------------------------------
Social Awareness Stock Portfolio............................  $774,000   $3,269,000   $ 8,137,000
Utilities Portfolio.........................................        --      944,000    12,363,000
-----------------------------------------------------------------------------------

     In addition, the Portfolios had the following capital losses realized after October 31, 2002, which were deferred for Federal income tax purposes to the first day of the following year:

PORTFOLIO
----------------------------------------------------------------------
Social Awareness Stock Portfolio............................  $731,300
Utilities Portfolio.........................................   831,651
----------------------------------------------------------------------

     10.  INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

     At December 31, 2002, the tax basis components of distributable earnings were:

                                                                 USGS          SAS         UTILITIES
------------------------------------------------------------------------------------------------------
Undistributed ordinary income...............................  $1,055,276   $     10,305   $      2,662
------------------------------------------------------------------------------------------------------
Accumulated capital gains (losses)..........................     211,631    (12,179,617)   (13,307,091)
------------------------------------------------------------------------------------------------------
Unrealized appreciation (depreciation)......................   9,966,531     (4,898,992)      (652,490)
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The difference between book basis and tax basis of unrealized appreciation and depreciation is attributable primarily to wash sale loss deferrals.

The tax character of distributions paid during the year ended December 31, 2002 were:

                                                                 USGS         SAS      UTILITIES
-------------------------------------------------------------------------------------------------
Ordinary income.............................................  $15,201,304   $642,498   $1,848,406
-------------------------------------------------------------------------------------------------
Long term capital gains.....................................      848,393         --           --
-------------------------------------------------------------------------------------------------
Total.......................................................  $16,049,697   $642,498   $1,848,406
-------------------------------------------------------------------------------------------------

     11.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Portfolio were as follows:

                                                                 YEAR ENDED          YEAR ENDED
                                                              DECEMBER 31, 2002   DECEMBER 31, 2001
---------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES PORTFOLIO
Shares sold.................................................      9,502,251            4,263,211
Shares issued on reinvestment...............................      1,220,920              351,566
Shares reacquired...........................................     (2,325,219)          (1,892,426)
---------------------------------------------------------------------------------------------------
Net Increase................................................      8,397,952            2,722,351
---------------------------------------------------------------------------------------------------
SOCIAL AWARENESS STOCK PORTFOLIO
Shares sold.................................................        396,282              817,078
Shares issued on reinvestment...............................         34,690               14,071
Shares reacquired...........................................       (415,324)            (202,423)
---------------------------------------------------------------------------------------------------
Net Increase................................................         15,648              628,726
---------------------------------------------------------------------------------------------------
UTILITIES PORTFOLIO
Shares sold.................................................        190,341              778,866
Shares issued on reinvestment...............................        193,234              189,593
Shares reacquired...........................................       (815,007)            (646,898)
---------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................       (431,432)             321,561
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

U.S. GOVERNMENT SECURITIES PORTFOLIO             2002(1)      2001(1)     2000(1)     1999(1)       1998
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.............    $12.44       $12.22     $11.30      $11.80       $11.65
----------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income........................      0.63         0.69       0.74        0.68         0.49
  Net realized and unrealized gain (loss)......      1.05         0.02       0.84       (1.18)        0.70
----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations............      1.68         0.71       1.58       (0.50)        1.19
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:(2)
  Net investment income........................     (0.89)       (0.49)     (0.66)      (0.00)*      (0.50)
  Net realized gains...........................     (0.09)          --         --          --        (0.54)
----------------------------------------------------------------------------------------------------------
Total Distributions............................     (0.98)       (0.49)     (0.66)      (0.00)*      (1.04)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...................    $13.14       $12.44     $12.22      $11.30       $11.80
----------------------------------------------------------------------------------------------------------
TOTAL RETURN...................................     13.63%        5.82%     14.53%      (4.23)%      10.20%
----------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)................  $243,871     $126,491    $90,970     $61,623      $66,454
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)..................................      0.44%        0.45%      0.48%       0.48%        0.45%
  Net investment income........................      4.82         5.55       6.46        5.97         5.31
----------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE........................       165%         327%       289%        164%         349%
----------------------------------------------------------------------------------------------------------

SOCIAL AWARENESS STOCK PORTFOLIO                   2002       2001(1)     2000(1)     1999(1)       1998
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.............    $24.14       $28.76     $29.42      $25.92       $20.06
----------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income........................      0.08         0.11       0.14        0.13         0.10
  Net realized and unrealized gain (loss)......     (6.06)       (4.63)     (0.29)       3.93         6.30
----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations............     (5.98)       (4.52)     (0.15)       4.06         6.40
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:(2)
  Net investment income........................     (0.19)       (0.10)     (0.16)      (0.09)       (0.12)
  Net realized gains...........................        --           --      (0.35)      (0.47)       (0.42)
----------------------------------------------------------------------------------------------------------
Total Distributions............................     (0.19)       (0.10)     (0.51)      (0.56)       (0.54)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...................    $17.97       $24.14     $28.76      $29.42       $25.92
----------------------------------------------------------------------------------------------------------
TOTAL RETURN...................................    (24.81)%     (15.71)%    (0.49)%     15.84%       32.27%
----------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)................   $62,298      $83,344    $81,184     $68,239      $39,482
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)..................................      0.78%        0.74%      0.75%       0.80%        0.84%
  Net investment income........................      0.40         0.45       0.48        0.69         0.63
----------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE........................        37%          22%        33%         12%          14%
----------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Distributions from realized gains include both net realized short-term and long-term capital gains.

(3) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25%.

 *  Amount represents less than $0.01 per share.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

UTILITIES PORTFOLIO                              2002(1)      2001(1)     2000(1)     1999(1)       1998
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.............    $13.87       $19.22     $15.91      $17.18       $15.29
----------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income........................      0.32         0.37       0.43        0.41         0.37
  Net realized and unrealized gain (loss)......     (4.47)       (4.65)      3.36       (0.36)        2.33
----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations............     (4.15)       (4.28)      3.79        0.05         2.70
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:(2)
  Net investment income........................     (0.78)       (0.30)     (0.45)      (0.40)       (0.42)
  Net realized gains...........................        --        (0.77)     (0.03)      (0.92)       (0.39)
----------------------------------------------------------------------------------------------------------
Total Distributions............................     (0.78)       (1.07)     (0.48)      (1.32)       (0.81)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...................    $ 8.94       $13.87     $19.22      $15.91       $17.18
----------------------------------------------------------------------------------------------------------
TOTAL RETURN...................................    (30.21)%     (23.00)%    24.26%      (0.08)%      18.21%
----------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)................   $21,561      $39,433    $48,456     $31,413      $32,909
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)..................................      0.90%        0.81%      0.84%       0.88%        0.80%
  Net investment income........................      2.88         2.18       2.47        2.41         3.06
----------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE........................        25%          20%        22%         10%          51%
----------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Distributions from realized gains include both net realized short-term and long-term capital gains.

(3) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25%.

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
THE TRAVELERS SERIES TRUST:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the U.S. Government Securities Portfolio, Social Awareness Stock Portfolio and Utilities Portfolio ("Portfolios") of The Travelers Series Trust ("Trust") as of December 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Portfolios of the Trust as of December 31, 2002, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                              [KPMG LLP SIGNATURE]

New York, New York
February 12, 2003

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED)

INFORMATION ABOUT TRUSTEES AND OFFICERS

     The business and affairs of The Travelers Series Trust ("Trust") are managed under the direction of the Trust's Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Trust's administrator (Travelers Insurance Company at 1-800-842-9368).

                                                TERM OF                                       NUMBER OF
                                              OFFICE* AND                                   PORTFOLIOS IN
                               POSITION(S)      LENGTH                                      FUND COMPLEX
                                HELD WITH       OF TIME     PRINCIPAL OCCUPATION(S) DURING    OVERSEEN         OTHER TRUSTEESHIPS
NAME, ADDRESS AND AGE             TRUST         SERVED             PAST FIVE YEARS           BY TRUSTEE         HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES:
Robert E. McGill, III          Trustee           Since      Retired                                5        Lydall Inc.; Board of
295 Hancock Road                                  1990                                                      Managers of 6 Variable
Williamstown, MA                                                                                            Annuity Separate
Age 71                                                                                                      Accounts of The
                                                                                                            Travelers Insurance Co.
                                                                                                            ("TIC")
Lewis Mandell                  Trustee           Since      Professor, University of               5        Delaware North Corp.;
University of Buffalo                             1990      Buffalo                                         Board of Managers of 6
160 Jacobs Hall                                                                                             Variable Annuity
Buffalo, NY                                                                                                 Separate Accounts of TIC
Age 60
Frances M. Hawk, CFA, CPA      Trustee           Since      Private Investor                       5        Board of Managers of 6
108 Oxford Hill Lane                              1991                                                      Variable Annuity
Downingtown, PA                                                                                             Separate Accounts of TIC
Age 55

INTERESTED TRUSTEE:
R. Jay Gerken**                Chairman,         Since      Managing Director of Salomon         227        Chairman, Board of
SSB                            President,         2002      Smith Barney Inc. ("SSB");                      Managers of 6 Variable
399 Park Avenue, 4th Floor     Chief                        Chairman, President and Chief                   Annuity Separate
New York, NY 10022             Executive                    Executive Officer of Smith                      Accounts of TIC
Age 51                         Officer and                  Barney Fund Management LLC
                               Trustee                      ("SBFM"), Travelers Investment
                                                            Adviser, Inc. ("TIA") and Citi
                                                            Fund Management Inc.

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

                                                TERM OF                                       NUMBER OF
                                              OFFICE* AND                                   PORTFOLIOS IN
                               POSITION(S)      LENGTH                                      FUND COMPLEX
                                HELD WITH       OF TIME     PRINCIPAL OCCUPATION(S) DURING    OVERSEEN         OTHER TRUSTEESHIPS
NAME, ADDRESS AND AGE             TRUST         SERVED             PAST FIVE YEARS           BY TRUSTEE         HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS:
Lewis E. Daidone               Chief             Since      Managing Director of SSB;            N/A        N/A
SSB                            Administrative     1996      Former Chief Financial Officer
125 Broad Street, 11th Floor   Officer                      and Treasurer of mutual funds
New York, NY 10004                                          affiliated with Citigroup
Age 45                                                      Inc.; Director and Senior Vice
                                                            President of SBFM and TIA
Richard L. Peteka              Treasurer         Since      Director and Head of Internal        N/A        N/A
SSB                                               2002      Control for Citigroup Asset
125 Broad Street, 11th Floor                                Management U.S. Mutual Fund
New York, NY 10004                                          Administration; Vice
Age 41                                                      President, Head of Mutual Fund
                                                            Administration at Oppenheimer
                                                            Capital; Treasurer of several
                                                            investment companies
                                                            associated with SSB
Kaprel Ozsolak                 Controller        Since      Controller                           N/A        N/A
SSB                                               1996
125 Broad Street, 11th Floor
New York, NY 10004
Age 37
Ernest J. Wright               Secretary         Since      Vice President and Secretary         N/A        N/A
Travelers Life & Annuity One                      1994      of TIC
Cityplace
Hartford, CT 06103
Age 62
Kathleen A. McGah              Assistant         Since      Deputy General Counsel of            N/A        N/A
Travelers Life & Annuity One   Secretary          1995      Travelers
Cityplace
Hartford, CT 06103
Age 52
------------------------------------------------------------------------------------------------------------------------------------
*  Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
** Mr. Gerken is an "interested person" as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is Managing
   Director of SSB, an indirect wholly owned subsidiary of Citigroup Inc., and his ownership shares and options to purchase shares of Citigroup Inc., the indirect parent of TIC.

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Trust hereby designates for the fiscal year ended December 31, 2002:

  - Percentages of ordinary dividends paid as qualifying for the corporate dividends received deduction:

       Social Awareness Stock Portfolio..........................       100%
       Utilities Portfolio.......................................       100
  -  Total long-term capital gain distributions paid:
       U.S. Government Securities Portfolio......................  $848,393

The following percentage of ordinary dividends paid from net investment income is derived from Federal obligations and may be exempt from taxation at the state level:

U.S. Government Securities Portfolio........................   25.24%

                              Investment Advisers
                              --------------------

 MANAGED ASSETS TRUST, HIGH YIELD BOND TRUST, CAPITAL APPRECIATION FUND, MONEY
                              MARKET PORTFOLIO AND
        THE TRAVELERS SERIES TRUST: U.S. GOVERNMENT SECURITIES PORTFOLIO

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC

                             Hartford, Connecticut

   THE TRAVELERS SERIES TRUST: SOCIAL AWARENESS STOCK PORTFOLIO AND UTILITIES
                                   PORTFOLIO

                        SMITH BARNEY FUND MANAGEMENT LLC

                               New York, New York

                              Independent Auditors
                             ---------------------

                                    KPMG LLP

                               New York, New York

                                   Custodian
                                   ----------

                      STATE STREET BANK AND TRUST COMPANY

This report is prepared for the general information of contract owners and is not an offer of shares of Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund, Money Market Portfolio, The Travelers Series Trust: U.S. Government Securities Portfolio, Social Awareness Stock Portfolio or Utilities Portfolio. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity and Variable Universal Life Insurance products offered by The Travelers Insurance Company or Travelers Life and Annuity Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

Printed in U.S.A. VG-181 (Annual)(2-03)